Exhibit 10.8

EXECUTION COPY

INDEMNITY REINSURANCE AGREEMENT

between

UNION BANKERS INSURANCE COMPANY

(Ceding Company)

and

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

(Reinsurer)

Effective as of April 1, 2009

i

ii

INDEMNITY REINSURANCE AGREEMENT

THIS INDEMNITY REINSURANCE AGREEMENT (the “Agreement”), effective as of April 1, 2009, is made and entered into by and between UNION BANKERS INSURANCE COMPANY, a Texas stock life and health insurance company (the “Ceding Company”) and COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, a Massachusetts stock life insurance company (the “Reinsurer”).

WHEREAS, the Ceding Company has issued or assumed certain life insurance and annuity Policies, which are identified by policy form number and/or plan code on Exhibit A attached hereto; and

WHEREAS, the Ceding Company, together with certain of its Affiliates named therein, and the Reinsurer have entered into (i) that certain Master Agreement dated November 26, 2008, as amended by Amendment Number 1 to Master Agreement, dated April 24, 2009 (the “Amendment”), with FAFLIC (collectively, the “Master Agreement”) and (ii) that certain Joinder Agreement, dated January 9, 2009, with FAFLIC (the “Joinder Agreement”), pursuant to which, among other things, the Ceding Company and the Reinsurer have mutually agreed to enter into this Agreement pursuant to which the Ceding Company shall cede, and the Reinsurer shall indemnity reinsure, the Insurance Liabilities on a one hundred percent (100%) coinsurance basis on the terms and conditions stated herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and in the Master Agreement and Joinder Agreement, and in reliance upon the representations, warranties, conditions and covenants contained herein and therein, and intending to be legally bound hereby, the Ceding Company and the Reinsurer hereby agree as follows:

ARTICLE I

DEFINITION OF TERMS

Section 1.1. Definitions.  Capitalized terms used in this Agreement, but not otherwise defined in this Article I, shall have the meaning given thereto in the Master Agreement. The following capitalized words and terms shall have the following meanings when used in this Agreement:

(a)           “Affiliate” has the meaning ascribed thereto in the Master Agreement.

(b)           “Agreement” has the meaning set forth in the Preamble.

(c)           “Amendment” has the meaning set forth in the second recital hereof.

(d)           “Applicable Law” has the meaning ascribed thereto in the Master Agreement.

(e)           “Approved Designee” has the meaning ascribed thereto in the Services Agreement.

(f)            “Books and Records” has the meaning ascribed thereto in the Master Agreement.

(g)           “Business Day” has the meaning ascribed thereto in the Master Agreement.

(h)           “Ceding Company” has the meaning set forth in the Preamble.

(i)            “Ceding Company Caused Extra Contractual Liabilities” means all Extra Contractual Liabilities that are not Reinsurer Caused Extra Contractual Liabilities or Reinsurer Covered Extra Contractual Liabilities.

(j)            “Ceding Company Indemnified Parties” has the meaning set forth in Section 6.2.

(k)           “Ceding Company Service Period” means the period commencing on the Closing Date and ending on the Transition Date.

(l)            “Closing” has the meaning ascribed thereto in the Master Agreement.

(m)          “Closing Date” has the meaning ascribed thereto in the Master Agreement.

(n)           “Closing Date Ceding Commission” means the “Closing Date Ceding Commission” determined with respect to the Ceding Company pursuant to the Master Agreement. The Closing Date Ceding Commission shall be credited to the Ceding Company as a reduction in the Settlement Amount that would otherwise be payable by the Ceding Company to the Reinsurer at Closing under Section 2.2 of the Master Agreement and Section 3.1 of this Agreement.

(o)           “Closing Fee” has the meaning ascribed thereto in the Amendment.

(p)           “Code” means the Internal Revenue Code of 1986, as amended.

(q)           “Coinsurance Effective Date” means 12:01 a.m. (New York time) on the first calendar day of the calendar month in which the Closing occurs.

(r)            “Conversion Services” has the meaning ascribed thereto in the Services Agreement.

(s)           “Cost of Capital” means the cost of a capital decrease resulting from the establishment of an Interest Maintenance Reserve liability calculated as follows:

The product of (i) the average of the amounts of the Interest Maintenance Reserve liability (a) as of the first day of each calendar year (except in the case of the year in which the Coinsurance Effective Date occurs, which shall be as of the last day of the calendar quarter preceding the Coinsurance Effective Date) and (b) as of the last day of each calendar year, multiplied by (ii) an annual, simple interest rate equal to 5% (pro-rated for the year in which the Coinsurance Effective Date occurs) (in this manner, the Cost of Capital is amortized in accordance with the Ceding Company’s Interest Maintenance Reserve amortization schedule as reported in its statutory annual financial statement dated as of and for the period ended December 31, 2008 over a period of ten (10) years).

(t)            “Dispute Notice” has the meaning set forth in Section 3.1(d).

(u)           “ECL Cap” means an amount not to exceed in the aggregate $10,000,000 in respect of Losses sustained or incurred by, or asserted against, (x) the Ceding Company Indemnified Parties in respect of Reinsurer Covered Extra Contractual Liabilities, (y) those other “Ceding Company Indemnified Parties” in respect of “Reinsurer Covered Extra Contractual Liabilities” under each of the other “Coinsurance Agreements” (as defined in the Master Agreement), entered into by the Reinsurer or FAFLIC, as the case may be, and Affiliates of the Ceding Company of even date herewith, and (z) the Reinsurer or FAFLIC, as the case may be, in respect of Reinsurer Covered Extra Contractual Liabilities hereunder and under such other “Coinsurance Agreements” identified in clause (y), taken as a whole. For the avoidance of doubt, any payment made by either the Reinsurer or FAFLIC, as the case may be, (i) in respect of “Reinsurer Covered Extra Contractual Liabilities” under any other such “Coinsurance Agreement” shall be applied against the ECL Cap under this Agreement as if such payment had been made hereunder, and (ii) under clauses (x), (y) or (z) of this definition shall be applied against the ECL Cap only one time and shall not be counted as a payment made pursuant to more than one such clause.

(v)           “Excluded Liabilities” means any claim, obligation or liability arising under, in connection with, or with respect to, the Policies:

(i)            for Premium Taxes, including any litigation or expenses concerning Premium Taxes, to the extent arising with respect to premiums collected on the Policies attributable to all periods before the Coinsurance Effective Date, and/or to the extent based upon assessments relating to all periods prior to the Coinsurance Effective Date;

(ii)           (x) in connection with participation by the Ceding Company, whether voluntary or involuntary, in any guaranty fund or other residual market mechanism established or governed by any state or jurisdiction to the extent arising with respect to premiums attributable to all periods prior to the Coinsurance Effective Date and/or (y) to the extent based upon regulatory fines or assessments relating to events which initially occurred or commenced prior to the Transition Date (provided, that such liability or other obligation will not be an Excluded Liability if it arose out of any act or omission of the Ceding Company or its Affiliate that occurred (or in the case of an omission, failed to occur) on or after the Closing Date and was made at the written or express direction or request of the Reinsurer or its designees);

(iii)          for Ceding Company Caused Extra Contractual Liabilities;

(iv)          for escheat liabilities arising in respect of all periods prior to the Coinsurance Effective Date;

(v)           for all Producer Payments;

(vi)          relating to disputes, litigation, investigations by Governmental Authorities, arbitrations or legal proceedings arising out of acts or omissions of the Ceding Company or its Affiliates that occurred prior to the Closing Date in connection with the Policies, solely to the extent such liabilities are not Extra Contractual Liabilities;

(vii)         for all premiums, payments, fees or other consideration or amounts due at any time with respect to Reinsurance Coverage;

(viii)        or portions of the Policies, in each case, to the extent reinsured or purported by the Ceding Company to be reinsured under Reinsurance Coverage, whether or not such coverage is collected or collectible;

(ix)           for any payment to the Internal Revenue Service or any other Person resulting from or attributable to any act or omission of the Ceding Company (including errors of product design, language, or administration, or inaccurate or incomplete data maintained in Books and Records) resulting in non-compliance of any Policy with the requirements of the Code to the extent such act or omission was not made at the written or express direction or request of the Reinsurer or its designees;

(x)            incurred by the Ceding Company in connection with a breach, or other failure to perform, by the Ceding Company of the terms of any acquisition agreement pursuant to which any of the Policies were originally acquired by the Ceding Company, except as such breach or failure to perform results from acts or omissions by the Ceding Company made at the written or express direction or request of the Reinsurer or its designees;

(xi)           arising from the remediation processes in the States of Wisconsin and New York, respectively;

(xii)          arising from any errors or omissions made by the Ceding Company, its Affiliates or designees in calculating, paying, documenting or administering any surrender charges on annuity contracts included among the Policies, including those errors that arose in respect of surrender charges in the State of Utah; and

(xiii)         solely to the extent arising from changes that are made by the Ceding Company to the non-guaranteed elements under the Policies without the prior written consent of the Reinsurer other than such changes that are required by Applicable Law.

Excluded Liabilities shall not include any gross liabilities and obligations incurred by the Ceding Company to the extent attributable to acts, errors or omissions of the Reinsurer or its designees in connection with the Reinsurer’s or its designees’ (x) exercise of contractual rights and privileges of the Ceding Company under the Policies pursuant to the Transaction Agreements, including pursuant to Sections 2.1(a) and 4.11 hereof or (y) performance of Required Services after the Transition Date. In no event shall the term “designees” as used in this paragraph or in Section 6.2(d)(i) include the Ceding Company, its Affiliates or their designees.

(w)          “Extra Contractual Liabilities” means all liabilities, obligations and other losses (including lost profits) incurred or arising at any time under or relating to any Policy that are not covered by, or that are in excess of, the contractual benefits arising under the express terms and conditions of such Policies, whether to Policyholders, Producers, Governmental Authorities or any other Person, which liabilities and obligations or losses shall include any liability for fines, penalties, forfeitures, excess or penalty interest, punitive, exemplary, special or any other form of extra contractual damages relating to the Policies, and attorneys’ fees and expenses awarded, and which arise from any act, error or omission of a party or its designees, whether or not intentional, negligent, in bad faith or otherwise, including any act, error or omission of a party or its designees relating to (i) the marketing, underwriting, production, issuance, cancellation or administration of the Policies, (ii) the investigation, defense, trial, settlement or handling of claims, benefits or payments arising out of or relating to the Policies, or (iii) the failure to pay or the delay in payment, or errors in calculating or administering the payment, of benefits, claims or any other amounts due or alleged to be due under or in connection with the Policies.

(x)            “Final Settlement Amount” has the meaning set forth in Section 3.1(b).

(y)           “Final Settlement Date” has the meaning set forth in Section 3.1(e).

(z)            “Governmental Authority” has the meaning ascribed thereto in the Master Agreement.

(aa)         “Independent Accountant” means Deloitte & Touche LLP; provided, that if such accounting firm is either unable or unwilling to accept such engagement, the Ceding Company and the Reinsurer shall jointly request the American Arbitration Association to appoint, within ten (10) Business Days from the date of such request, an internationally recognized firm of public accountants independent of both the Ceding Company and the Reinsurer to serve as Independent Accountant.

(bb)         “Insurance Liabilities” means all claims, obligations, indemnities, losses or liabilities (and no others) arising under, in connection with, or with respect to, the Policies (other than, in all cases, Excluded Liabilities):

(i)            prior to or after the Coinsurance Effective Date under the express terms of the Policies, including (x) any right to purchase additional coverage and obligations arising under legal or regulatory requirements, (y) any loss settlements within Policy limits, and (z) all such liabilities relating to actions, suits or claims instituted at or after the Coinsurance Effective Date by a Person;

(ii)           for Reinsurer Caused Extra Contractual Liabilities and Reinsurer Covered Extra Contractual Liabilities, subject to the limitations contained in Section 6.2;

(iii)          for all Premium Taxes, including any litigation expenses (but only if initiated by or at the request of Reinsurer) concerning Premium Taxes, to the extent arising with respect to premiums on the Policies attributable to periods on or after the Coinsurance Effective Date, and/or to the extent based upon assessments relating to all periods on or after the Coinsurance Effective Date;

(iv)          (x) in connection with participation by the Ceding Company, whether voluntary or involuntary, in any guaranty fund or other residual market mechanism established or governed by any state or jurisdiction to the extent arising with respect to premiums on the Policies attributable to periods on or after the Coinsurance Effective Date and/or (y) to the extent based upon regulatory fines or assessments relating to periods on or after (A) the Closing Date, but only to the extent such regulatory fines or assessments arose out of any act or omission of the Ceding Company or its Affiliate that occurred (or in the case of an omission, failed to occur) on or after the Closing Date and was made at the written or express direction or request of the Reinsurer or its designees, or (B) the Transition Date;

(v)           for all out-of-pocket loss adjustment expenses incurred from and after the Transition Date by the Ceding Company with respect to the Policies (other than in connection with the Ceding Company’s participation in such expenses under the Services Agreement);

(vi)          for escheat liabilities for checks issued by the Reinsurer on or after the Coinsurance Effective Date; and

(vii)         for amounts payable on or after the Coinsurance Effective Date for returns or refunds of premiums under the Policies.

(cc)         “Interim Services” has the meaning ascribed thereto in the Services Agreement.

(dd)         “Joinder Agreement” has the meaning ascribed thereto in the second recital hereof.

(ee)         “Loss” or “Losses” has the meaning ascribed thereto in the Master Agreement.

(ff)           “Master Agreement” has the meaning set forth in the second recital hereof.

(gg)         “Ongoing Services” has the meaning ascribed thereto in the Services Agreement.

(hh)         “Permitted Transactions” has the meaning ascribed thereto in the Master Agreement.

(ii)           “Person” has the meaning ascribed thereto in the Master Agreement.

(jj)           “Policies” means each of those insurance policy contracts and/or annuity contracts issued or assumed by the Ceding Company (i) prior to 12: 01 a. m. (New York time) on the Coinsurance Effective Date and that are identified by policy form number and/or plan code on Exhibit A attached hereto and that are in effect on the Coinsurance Effective Date or (ii) that are reinstated in, or otherwise the subject of, a Permitted Transaction. “Policies” shall not include any insurance policy contracts and/or annuity forms (including any net retained liabilities of the Ceding Company thereunder) in respect of which the Ceding Company has ceded all or a portion of the liabilities thereunder to Wilton Reassurance Company pursuant to the Wilton Re Agreements.

(kk)         “Policyholder” has the meaning ascribed thereto in the Master Agreement.

(ll)           “Premium Taxes” means the taxes, assessments, and fees imposed on premiums relating to the Policies by any state, local, or municipal taxing authority together with any related interest, penalties and additional amounts imposed by any taxing authority with respect thereto, including retaliatory taxes.

(mm)       “Producer” has the meaning ascribed thereto in the Master Agreement.

(nn)         “Producer Agreement” means any written, oral or other agreement or contract between the Ceding Company and any Producer, or among or between Producers, including any assignments of compensation thereunder, and relating to the solicitation, sale, marketing, production or servicing of any of the Policies.

(oo)         “Producer Payments” has the meaning ascribed thereto in the Master Agreement.

(pp)         “Recapture Fee” has the meaning ascribed thereto in the Amendment.

(qq)         “Reconciliation Amount” has the meaning set forth in Section 3.1(c).

(rr)           “Regulation” has the meaning set forth in Section 9.13.

(ss)         “Reinsurance Coverage” means all contracts, agreements and treaties of reinsurance between the Ceding Company and any Third Party Reinsurer that are in force and effect as of the Coinsurance Effective Date and cover risks associated with the Policies or any portions thereof.

(tt)           “Reinsurer” has the meaning set forth in the Preamble.

(uu)         “Reinsurer Caused Extra Contractual Liabilities” has the meaning set forth in Section 6.2(d).

(vv)         “Reinsurer Covered Extra Contractual Liabilities” has the meaning set forth in Section 6.2(e) (subject to the limitations therefor in Section 6.2).

(ww)       “Reinsurer Indemnified Parties” has the meaning set forth in Section 6.1.

(xx)          “Required Services” has the meaning ascribed thereto in the Services Agreement.

(yy)         “SAP” means the statutory accounting practices and procedures required or permitted by the insurance regulatory authority in the Ceding Company’s state of domicile, consistently applied throughout the specified period and in the immediately prior comparable period.

(zz)          “Services Agreement” means the services agreement entered into among the Ceding Company, several Affiliates of the Ceding Company and the Reinsurer of even date herewith.

(aaa)       “Settlement Amount” means the amount of the initial reinsurance premium payment to be made at Closing by the Ceding Company to the Reinsurer in consideration of the reinsurance of the Policies under this Agreement, which shall be in an amount calculated pursuant to Schedule 3.1 attached hereto.

(bbb)      “Statutory Reserves and Liabilities” means the sum of all of the reserve items (including reserve items for claims incurred but not reported and claims in the course of settlement) maintained by the Ceding Company for the Policies, net of Reinsurance Coverage, as set forth in Exhibit A attached hereto. Exhibit B attached hereto sets forth the Statutory Reserves and Liabilities by Policy as of the Coinsurance Effective Date, as such schedule may be adjusted pursuant to Section 3.1 of this Agreement.

(ccc)       “Third Party Reinsurer” has the meaning ascribed thereto in the Master Agreement.

(ddd)      “Transaction Documents” means this Agreement, the Master Agreement and the Services Agreement.

(eee)       “Transferred Assets” means the cash, cash equivalents and other assets transferred as part of the Settlement Amount and as set forth on Exhibit C attached hereto. Such Transferred Assets shall be valued as of the Closing Date according to the mechanics set forth on Exhibit C.

(fff)         “Transition Date” has the meaning ascribed thereto in the Services Agreement.

(ggg)      “Wilton Re Agreements” has the meaning ascribed thereto in the Amendment.

Section 1.2. Construction.  For the purposes of this Agreement, (i) words (including capitalized terms defined herein) in the singular shall be held to include the plural and vice versa and words (including capitalized terms defined herein) of one gender shall be held to include the other gender as the context requires; (ii) the terms “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules) and not to any particular provision of this Agreement, and Article, Section, paragraph and Schedule references are to the Articles, Sections, paragraphs and Schedules to this Agreement, unless otherwise specified; (iii) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation”; (iv) all references to any period of days shall be deemed to be to the relevant number of calendar days unless otherwise specified; and (v) all references herein to “$” or “Dollars” shall refer to United States dollars, unless otherwise specified.

Section 1.3. Headings.  The Article and Section headings contained in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

ARTICLE II

BASIS OF COINSURANCE

Section 2.1. Coinsurance.

(a)           Subject to the terms and conditions of this Agreement, effective as of the Coinsurance Effective Date, the Ceding Company hereby cedes to the Reinsurer, and the Reinsurer hereby accepts and reinsures on a one hundred percent (100%) coinsurance basis, the Insurance Liabilities. The Ceding Company and the Reinsurer mutually agree that, as between the parties, on and after the Coinsurance Effective Date, the Reinsurer shall be entitled to exercise all contractual rights and privileges of the Ceding Company under the Policies in accordance with the terms, provisions and conditions of such Policies.

(b)           In no event shall such coinsurance with respect to a particular Policy be in force and binding unless such underlying Policy as issued or assumed by the Ceding Company is in full force and binding as of the Coinsurance Effective Date or is the subject of a Permitted Transaction following the Coinsurance Effective Date.

(c)           With respect to each of the Policies, the amount of coinsurance hereunder shall be maintained in force without reduction so long as the Policy remains in full force without reduction. If there is a reduction with respect to a Policy, the Reinsurer’s liability with respect thereto shall be equally reduced. All coinsurance for which the Reinsurer is liable hereunder shall be subject to the same rates, terms, conditions, limitations and restrictions as are contained in the Policy.

Section 2.2. Duration of Coinsurance; Recapture.  The coinsurance provided under this Agreement shall remain continuously in force. The Policies are not eligible for recapture by the Ceding Company.

Section 2.3. Parties to Coinsurance.  Article II of this Agreement provides for indemnity reinsurance solely between the Ceding Company and the Reinsurer. The acceptance of reinsurance under this Article II shall not create any right or legal relation between the Reinsurer and any Policyholder, insured, claimant or beneficiary under a Policy, and the Ceding Company shall be and remain solely liable to such Policyholder under the Policy.

ARTICLE III

CLOSING AND CONSIDERATION

Section 3.1. Settlement Amount.

(a)           On the Closing Date, the Ceding Company agrees to pay the Reinsurer an amount, in the form of Transferred Assets as designated and valued as of the Closing Date pursuant to the mechanics set forth on Exhibit C, equal to the difference between an estimate of: (i) Statutory Reserves and Liabilities, minus (ii) due and deferred premiums on the Policies as of the Coinsurance Effective Date, minus (iii) policy loans outstanding on the Policies as of the Coinsurance Effective Date (net of any accrued and unearned policy loan interest on such policy loans), minus (iv) the Closing Date Ceding Commission as set forth on Schedule 3.1 attached hereto, plus (v) the portion of the Closing Fee due and payable by the Ceding Company to the Reinsurer, as reflected on Schedule H to the Amendment (collectively, the “Settlement Amount”). The Settlement Amount plus interest accrued thereon, as contemplated in Section 2.1 of the Master Agreement, shall be remitted by the Ceding Company to the Reinsurer to an account(s) designated in writing by the Reinsurer. Items (i) through (iii) of this Section 3.1(a) shall reflect the amounts reported by the Ceding Company as of the quarter-ended immediately preceding the Closing Date.

(b)           The parties agree to make adjustments to Exhibit A and Exhibit B attached hereto and to the Settlement Amount following Closing, based upon (i) Statutory Reserves and Liabilities for (x) any Policies or Policy claims improperly or inadvertently omitted or miscalculated in determining the Settlement Amount or (y) any Policies that were or are the subject of Permitted Transactions and that were omitted from the calculation of the Settlement Amount as of the Coinsurance Effective Date, (ii) adjustments to the Closing Date Ceding Commission pursuant to Section 2.2(d) of the Master Agreement, and (iii) actual amounts as reported by the Ceding Company as of the Coinsurance Effective Date for items (i) through (iii) in Section 3.1(a) (such adjusted amount, the “Final Settlement Amount”); provided, however, that any such adjustments made pursuant to clause (i)(x) will require the prompt prior written consent of the Reinsurer, which consent shall not be unreasonably withheld, but no such adjustment will be made pursuant to clause (i)(x) unless the Ceding Company has notified the Reinsurer in writing of such adjustment prior to the ninetieth (90th) day following the Closing Date.

(c)           The Final Settlement Amount will be calculated by the Ceding Company and reported to the Reinsurer prior to the one hundred twentieth (120th) day following the Closing Date, and if such difference between the Final Settlement Amount and the Settlement Amount (such difference, the “Reconciliation Amount”) is (i) a positive number, then the Ceding Company shall pay such Reconciliation Amount to the Reinsurer by wire transfer of immediately available funds or (ii) a negative number, then the absolute value of such negative number, as the Reconciliation Amount, shall be paid by the Reinsurer to the Ceding Company by wire transfer of immediately available funds.

(d)           The Reinsurer shall have ten (10) Business Days to review the Ceding Company’s calculations of the Final Settlement Amount and the Reconciliation Amount and provide written notice to the Ceding Company of any dispute regarding the Ceding Company’s calculation of such amounts (a “Dispute Notice”). The Ceding Company and the Reinsurer shall cooperate in good faith to resolve such dispute as promptly as practicable and, upon such resolution, make any adjustments to the calculation of any amount(s) contained in the Ceding Company’s calculations of the Final Settlement Amount and the Reconciliation Amount with the agreement of the Ceding Company and the Reinsurer. If the Ceding Company and the Reinsurer are unable to resolve any such dispute within twenty (20) Business Days (or such longer period as the Ceding Company and the Reinsurer shall mutually agree in writing) of the Reinsurer’s delivery of such Dispute Notice, such dispute shall be resolved by the Independent Accounting Firm, and such determination by the Independent Accounting Firm shall be final and binding on the parties; provided that the Reinsurer and the Ceding Company shall submit to the Independent Accounting Firm statements with respect to their respective positions on disputed issues and will cooperate with the Independent Accounting Firm by promptly providing any requested information. Any expenses relating to the engagement of the Independent Accounting Firm in respect of its services pursuant to this Section 3.1(d) shall be shared fifty percent (50%) by the Reinsurer and fifty percent (50%) by the Ceding Company. The Independent Accounting Firm shall be instructed to use reasonable best efforts to perform its services within thirty (30) Business Days of submission by the Reinsurer and the Ceding Company of their respective statements with respect to the disputes and, in any case, as promptly as practicable after such submission. If no Dispute Notice is timely delivered by the Reinsurer, the Ceding Company’s calculations of the Final Settlement Amount and the Reconciliation Amount shall be determinative. If a Dispute Notice is timely delivered by the Reinsurer, the amounts determined pursuant to the resolution of such dispute in accordance with this Section 3.1(d), shall be the Final Settlement Amount and Reconciliation Amount.

(e)           With respect to each adjustment which shall enter into the calculation of the Final Settlement Amount and the Reconciliation Amount, interest shall accrue thereon at an annual rate equal to the Three-Month London Interbank Offering Rate (LIBOR) as published in the Money Rate Section (or any successor section) of The Wall Street Journal (or any successor publication) on the (A) Closing Date, with respect to adjustments made other than pursuant to clause (b)(i)(y) above, and (B) effective date of a Permitted Transaction with respect to adjustments made pursuant to clause (b)(i)(y) above. Such interest shall accrue from the Closing Date (or the effective date of the Permitted Transaction, as the case may be) to the date the Reconciliation Amount is paid, which payment date shall be the fifth (5th) Business Day following the later of (i) the receipt by the Reinsurer of calculation of the Final Settlement Amount and Reconciliation Amount, and (ii) the resolution of any dispute in respect of the calculation of the Final Settlement Amount and/or the Reconciliation Amount (the “Final Settlement Date”).

ARTICLE IV

COOPERATION BETWEEN THE CEDING COMPANY AND

THE REINSURER FOLLOWING THE COINSURANCE EFFECTIVE DATE

Section 4.1. Ceding Company Service Period.  During the Ceding Company Service Period, the Ceding Company shall provide, or cause to be provided, Interim Services, Conversion Services and Ongoing Services in accordance with the Services Agreement. On and after the Transition Date, the Reinsurer shall provide, or cause to be provided, Required Services under the terms and conditions of the Services Agreement.

Section 4.2. Premium Payments, Negotiation of Checks.  (i) On and after the Coinsurance Effective Date, all premium payments, conversion charges and other consideration under the Policies received by the Ceding Company shall be the sole property of the Reinsurer, and (ii) any premium payment, conversion charge and other consideration received by the Ceding Company, to the extent such premium payment, conversion charge and other consideration covers periods on or after the Coinsurance Effective Date, shall be remitted in accordance with the Services Agreement.

Section 4.3. Reserves.  The Reinsurer agrees that, on and after the Coinsurance Effective Date, it will establish and maintain all statutory reserves and liabilities as may be required under the terms of the Policies, SAP and Applicable Law.

Section 4.4. Reserve Credits.  If, as of the end of any calendar quarter following the Coinsurance Effective Date, the Ceding Company becomes unable to take full reserve credit with respect to all the reinsurance provided under this Agreement by the Reinsurer of the Policies for whatever reason, the Reinsurer will implement, prior to the date on which the Ceding Company is required by Applicable Law to file its quarterly statutory financial statement as of and for the period ended on such calendar quarter end-date with its domiciliary insurance regulatory authority, alternative arrangements in accordance with Applicable Law in order to ensure that the Ceding Company is permitted to take such reserve credit on the Ceding Company’s statutory financial statements.

Section 4.5. Premium Taxes.  The Ceding Company shall be liable for all Premium Taxes on premiums received in connection with the Policies prior to the Coinsurance Effective Date and shall remain liable for payment of Premium Taxes on premiums received under the Policies. The Reinsurer shall pay to the Ceding Company a provision for Premium Taxes incurred in connection with premiums received under the Policies on or after the Coinsurance Effective Date. The provision for Premium Taxes to be paid by the Reinsurer pursuant to the immediately preceding sentence shall be two and one-half percent (2.5%) of premiums collected as ceded under this Agreement (as such percentage may be changed annually on a prospective basis by the mutual agreement of the parties to reflect actual experience, which agreement by each party shall not be unreasonably withheld, delayed or conditioned), as calculated on a quarterly basis, and shall be paid by the Reinsurer to the Ceding Company as part of the monthly and annual settlements that occur under this Agreement.

Section 4.6. Payments Relating to Commissions.  The Reinsurer shall pay to the Ceding Company those payments set forth on Schedule 4.6, which shall be reflected in the monthly settlement report prepared and delivered pursuant to Section 4.9.

Section 4.7. Guaranty Fund Assessments.

(a)           Ceding Company-Paid Assessments.  In the event the Ceding Company is required to pay an assessment in respect of the Policies to any insurance guaranty, insolvency or other similar fund maintained by any jurisdiction and such assessment is based on premiums collected or policies in full force in any period on or after the Coinsurance Effective Date, the portion, if any, of such assessment that relates to such Policies shall be reimbursed by the Reinsurer to the extent that no Premium Tax offsets are available for use by the Ceding Company. Such reimbursement shall be included in the monthly and annual settlements that occur under this Agreement.

(b)           Reinsurer-Paid Assessments.  In the event the Reinsurer is required to pay an assessment in respect of the Policies to any insurance guaranty, insolvency or other similar fund maintained by any jurisdiction and such assessment is based on premiums collected or policies in force in any period prior to the Coinsurance Effective Date, the portion, if any, of such assessment that relates to such Policies shall be reimbursed by the Ceding Company to the extent that no Premium Tax offsets are available for use by the Reinsurer.

Section 4.8. Reports.  The parties hereto acknowledge and agree that the regularity and reliability of information concerning the Policies is critically important to each such party. In connection therewith, each of the Ceding Company and the Reinsurer agrees to, and agrees to cause their respective designees to, comply with its respective reporting obligations as set forth in this Agreement and the Services Agreement within the time periods contemplated herein and therein.

Section 4.9. Monthly Settlement.

(a)           The Ceding Company shall provide the Reinsurer with a monthly settlement report, no later than the thirtieth (30th) day following the end of each calendar month, with delivery thereof commencing in the month following the month in which the Coinsurance Effective Date occurs (including in such first report the period since the Coinsurance Effective Date). Such monthly settlement report shall be in the form specified in Schedule 4.9 attached hereto.

(b)           In the event that such monthly settlement report reflects a net amount owed by the Ceding Company to Reinsurer pursuant to the terms of this Agreement, then the Ceding Company shall also make a wire payment in immediately available funds of such net amount to the account(s) designated therefor in writing by the Reinsurer no later than the tenth (10th) Business Day following Reinsurer’s receipt of such monthly settlement report, except to the extent that the Reinsurer notifies the Ceding Company in writing prior to the expiration of such ten (10) Business Day period of its good faith belief that the report is inaccurate, in which case the parties shall cooperate with each other to resolve the disagreement. In the event that a monthly settlement report reflects a net amount owed by Reinsurer to the Ceding Company pursuant to the terms of this Agreement, Reinsurer shall make a wire payment in immediately available funds of such net amount to the Ceding Company no later than the tenth (10th) Business Day following Reinsurer’s receipt of such monthly settlement report, except to the extent that the Reinsurer notifies the Ceding Company prior to the expiration of such ten (10) Business Day period of its good faith belief that the report is inaccurate, in which case the parties shall cooperate with each other to resolve the disagreement. In the event of any such dispute, the party owing any amount pursuant to such monthly settlement report shall pay such amount in full no later than the fifth (5th) Business Day following settlement of such dispute. Any delinquent amounts payable under this clause

(b)           shall accrue interest from the date such payment was originally due until the date such payment is made, such interest to accrue at an annual rate equal to the Three-Month London Interbank Offering Rate (LIBOR) as published in the Money Rate Section (or any successor section) of The Wall Street Journal, Eastern Edition (or any successor publication) as determined on the date such payment was originally due.

(c)           Pursuant to the terms of the Services Agreement, from and after the Transition Date, the Reinsurer shall be responsible for, among other things, the direct payment to Policyholders or their beneficiaries, as applicable, of all death, annuity and other contractual benefits constituting Insurance Liabilities under the Policies. Any such payment by the Reinsurer shall satisfy, on a dollar-for-dollar basis, the Reinsurer’s obligations to the Ceding Company in respect thereof under this Agreement.

Section 4.10. Audit.  Each party shall have the right to audit on an annual basis, at its sole expense, at the office of the other during regular business hours and upon reasonable prior written notice, all records and procedures relating to the Policies.

Section 4.11. Non-Guaranteed Elements.

(a)           For the period beginning on the Closing Date and continuing up to and including the Transition Date, the Ceding Company shall make such changes to the non-guaranteed elements under the Policies as are requested in writing by the Reinsurer or its designees. The Ceding Company shall make no changes to such non-guaranteed elements except those requested in writing by the Reinsurer or its designees, or as otherwise may be required by Applicable Law.

(b)           For all periods following the Transition Date, the Ceding Company acknowledges and agrees that (i) the Reinsurer and its designees have sole discretion to make changes to the non-guaranteed elements of the Policies to the extent that such changes are in accordance with the terms of the Policies and Applicable Law, and (ii) it shall not make any such changes to such non-guaranteed elements except those requested in writing by the Reinsurer or as otherwise may be required by Applicable Law.

ARTICLE V

UNDERTAKINGS OF CEDING COMPANY FOLLOWING

THE COINSURANCE EFFECTIVE DATE

Section 5.1. Cooperation.  The Ceding Company agrees to provide all reasonable assistance to the Reinsurer and its designees in the transfer to the Reinsurer of the obligation to provide Required Services pursuant to the Services Agreement in connection with the Policies, including responding to questions from the Reinsurer and its designees in the conversion of computer records and files to the systems of the Reinsurer. The Ceding Company will do all things reasonable and necessary to permit the Reinsurer and its designees to exercise and assert all rights of the Ceding Company as contemplated herein and will fully cooperate with the Reinsurer and its designees in such exercise and assertion.

ARTICLE VI

INDEMNIFICATION

Section 6.1. Indemnification by the Ceding Company.  From and after the Closing Date, the Ceding Company shall indemnify and defend the Reinsurer, its Approved Designees and its Affiliates, and their respective officers, employees, directors, controlling persons, Affiliates, agents, representatives and assigns (the “Reinsurer Indemnified Parties”) against, and hold each of them harmless from all Losses sustained or incurred by, or asserted against, the Reinsurer Indemnified Parties which arise out of:

(a)           any Excluded Liabilities;

(b)           any breach or nonfulfillment by the Ceding Company of, or any failure by the Ceding Company to perform, any of the covenants, terms or conditions of, or any of its duties or obligations under, this Agreement;

(c)           any action or inaction of the Ceding Company or its designees under or with respect to any of the Policies that is not indemnifiable by the Reinsurer pursuant to Section 6.2;

(d)           or relate to or are in connection with the Wilton Re Agreements;

(e)           the amount of the Cost of Capital for any Interest Maintenance Reserve that the Reinsurer becomes obligated to establish under SAP as a liability as of the Coinsurance Effective Date or as of the Closing Date on its statutory financial statements solely as a result of the reinsurance by the Reinsurer of the Insurance Liabilities contemplated by this Agreement, the amount of such Interest Maintenance Reserve (if any) being determined by reference to the schedule to be provided by the Ceding Company to the Reinsurer as promptly as practicable following the determination thereof; and

(f)            any enforcement of this indemnity.

Section 6.2. Indemnification by the Reinsurer.  From and after the Closing Date, the Reinsurer shall indemnify and defend the Ceding Company and its Affiliates, its Approved Designees, and their respective officers, employees, designees, directors, controlling persons, Affiliates, agents, representatives and assigns (the “Ceding Company Indemnified Parties”) against, and hold each of them harmless from, all Losses sustained or incurred by, or asserted against, the Ceding Company Indemnified Parties which arise out of:

(a)           any Insurance Liabilities;

(b)           any breach or nonfulfillment by the Reinsurer of, or any failure by the Reinsurer to perform, any of the covenants, terms or conditions of or any of its duties or obligations under this Agreement;

(c)           any action or inaction of the Reinsurer or its designees under or with respect to any of the Policies;

(d)           any Extra Contractual Liabilities and any related attorneys’ fees and expenses that are based upon, relate to or arise solely out of any act, error or omission of (i) the Reinsurer or any of its officers, directors, designees, agents or employees, whether intentional or otherwise, which occurred after the Closing Date (including in connection with the Reinsurer’s or its designees’ (x) exercise of contractual rights and privileges of the Ceding Company under the Policies pursuant to the Transaction Agreements, including pursuant to Sections 2.1(a) and 4.11 of this Agreement, and (y) performance of Required Services under the Services Agreement after the Transition Date), except to the extent such act, error or omission was made at the written or express direction or request of the Ceding Company or its designees, and (ii) the Ceding Company or any of its officers, directors, designees, agents or employees that occurred (or, in the case of an omission, failed to occur) on or after the Closing Date and was made at the written or express direction or request of the Reinsurer or its designees (“Reinsurer Caused Extra Contractual Liabilities”);

(e)           Extra Contractual Liabilities and any related attorneys’ fees and expenses that are based upon, relate to or arise solely out of any act, error or omission of the Ceding Company or any of its officers, directors, designees, agents or employees, whether intentional or otherwise, with respect to the Policies (other than those acts, errors or omissions covered by Section 6.2(d)(ii)), in respect of which relief is first sought by the aggrieved Person from the Ceding Company, the Reinsurer or any of their respective Affiliates or designees after April 24, 2014 (“Reinsurer Covered Extra Contractual Liabilities”); and

(f)            any enforcement of this indemnity.

Notwithstanding anything to the contrary herein, in no event shall the Reinsurer be obligated to indemnify the Ceding Company Indemnified Parties for Losses arising in respect of any Reinsurer Covered Extra Contractual Liabilities pursuant to Section 6.2(e) that exceed, individually or in the aggregate, the ECL Cap.

In addition, the Ceding Company agrees, and agrees to cause each other Ceding Company Indemnified Party, to use commercially reasonable efforts to seek recoveries under all applicable insurance or reinsurance policies or other indemnity, contribution or similar agreements in respect of any Losses arising in respect of Reinsurer Covered Extra Contractual Liabilities. In the event that any Ceding Company Indemnified Party is able to make any actual recovery under any such insurance or other agreement, the Reinsurer shall not have any liability to the Ceding Company hereunder for such amount and, in the event that the Reinsurer has already made an indemnification payment to the Ceding Company Indemnified Parties for such amount, the Ceding Company shall reimburse Reinsurer for such payments to the extent any Ceding Company Indemnified Parties received reimbursement under such insurance or other agreement. Payments made by the Reinsurer but later reimbursed by any Ceding Company Indemnified Party pursuant to the immediately preceding sentence shall not be applied against the ECL Cap.

Section 6.3. Indemnification and Arbitration Procedures.  The arbitration procedures under Article VIII of this Agreement shall apply to indemnity claims and disputes arising under this Agreement, and are incorporated herein by reference. The rights and obligations of the parties respecting indemnification under this Agreement shall be subject to the limitations described in Article VIII of this Agreement.

Section 6.4. Cooperation.  Each party agrees that it will cooperate fully with the other party in the satisfactory settlement of any and all claims, insofar as possible.

Section 6.5. Payment in Full for Losses.  To the extent a Reinsurer Indemnified Party or a Ceding Company Indemnified Party receives indemnification in full for a Loss under any Transaction Agreement, such party shall not be entitled to further indemnification under the same or any other Transaction Agreement.

ARTICLE VII

INSOLVENCY

Section 7.1. Payment of Benefits under an Insolvency.  The obligations of the Reinsurer under this Agreement shall be without diminution or in any way affected or diminished because of the insolvency of the Ceding Company. In the event of the insolvency of the Ceding Company and the appointment of a conservator, liquidator, receiver or statutory successor of the Ceding Company while coinsurance is in effect as to any Policy, all coinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable directly to such conservator, liquidator, receiver or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of claims allowed against the Ceding Company by any court of competent jurisdiction or by any conservator, liquidator, receiver or statutory successor of the Ceding Company having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator, receiver or statutory successor has failed to pay all or a portion of any claims, except where (x) this Agreement specifies another payee of such reinsurance in the event of the insolvency of the Ceding Company or (y) the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Ceding Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Ceding Company to such payees.

Section 7.2. Required Notice of and Defense against Claims. In the event of the insolvency of the Ceding Company while coinsurance as to any Policy is in effect under this Agreement, the conservator, liquidator, receiver or statutory successor of the Ceding Company shall give the Reinsurer written notice of the pendency of a claim against the Ceding Company on a Policy within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the Reinsurer may, at its own expense, investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which the Reinsurer may deem available to the Ceding Company or its conservator, liquidator, receiver or statutory successor. The expense thus incurred by the Reinsurer shall be payable, subject to court approval, out of the estate of the Ceding Company as a part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company in conservation or liquidation solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose the defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the insolvent Ceding Company.

ARTICLE VIII

ARBITRATION

Section 8.1. Agreement to Arbitrate. It is the intention of the parties that customs and usages of the business of life insurance or reinsurance and annuities shall be given full effect in the interpretation of this Agreement. All disputes between the Reinsurer and the Ceding Company arising out of this Agreement (other than disputes arising with respect to the formation and validity of this Agreement) on which an amicable understanding cannot be reached shall be decided exclusively by arbitration between the parties at a location to be mutually agreed upon between the parties or as designated by the arbitrators if agreement as to a location cannot be reached by the parties. Notwithstanding any other provision of this Article VIII, if either the Reinsurer or the Ceding Company seeks, consents to, or acquiesces in the appointment of or otherwise becomes subject to any trustee, receiver, liquidator, statutory successor or conservator (including any state insurance regulatory agency or authority acting in such a capacity), the other party shall not be obligated to resolve any claim, dispute or cause of action under this Agreement by arbitration except as may be required by Applicable Law. Notwithstanding any other provision of this Article VIII, nothing contained in this Agreement shall require arbitration of any issue for which equitable or injunctive relief, including specific performance, is the sole remedy sought.

Section 8.2. Method. The parties intend this Article VIII to be enforceable in accordance with the Federal Arbitration Act (9 U.S.C. Section 1, et seq.), including any amendments to that Act which are subsequently adopted, notwithstanding any other choice of law provision set forth in this Agreement. In the event that either party refuses to submit to arbitration as required herein, the other party may request a United States Federal District Court to compel arbitration in accordance with the Federal Arbitration Act. Both parties consent to the jurisdiction of such court to enforce this article and to confirm and enforce the performance of any award of the arbitrators. Arbitration shall be conducted before a three-person arbitration panel appointed as follows: to initiate arbitration, either party shall notify the other in writing in the manner set forth in this Agreement for sending notices to the parties of its desire to arbitrate, stating the nature of the dispute and the remedy sought, and designating an arbitrator. The party to which the notice is sent shall respond in writing no later than the thirtieth (30th) day following its receipt of such notice. If the second party fails to respond within the time period set forth in this Section 8.2, or fails to designate its arbitrator in its response, the party initiating arbitration shall appoint a second arbitrator. The two arbitrators shall select an umpire no later than the thirtieth (30th) day following the designation of the second arbitrator. If they are unable to agree upon the selection of the umpire on or prior to the thirtieth (30th) day following the appointment of the second arbitrator, the parties shall appoint the umpire pursuant to the ARIAS-US Umpire Selection Procedure. The arbitrators and umpire shall be either present or former executive officers of life insurance or reinsurance companies, be certified to act as arbitrators or umpires by ARIAS-US, shall not be under the control of either party and shall have no financial interest in the outcome of the arbitration and shall have no conflict of interest with any party hereto (or its Affiliates) or the subject matter of the arbitration.

Section 8.3. Power of Arbitrators. The arbitrators shall have the power to determine all procedural rules for the conduct of the arbitration, including the production and inspection of documents, the examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators and the umpire shall interpret this Agreement as an honorable engagement and not merely as a legal obligation between the parties. They shall reach their decision from the standpoint of equity and the customs and practices of the life insurance or reinsurance industry with a view to effecting the general purposes of this Agreement and may abstain from following the strict rules of law; provided, however, that (i) the arbitrators shall have no authority to award equitable relief or punitive damages against or in favor of either party (except to reimburse a party for extra-contractual or punitive damages that either the Ceding Company or the Reinsurer has paid or is legally obligated to pay to third parties), and (ii) nothing contained in this Article VIII is intended to limit the dispute resolution mechanics for (x) calculations made pursuant to Section 3.1 or Exhibit C (which disputes shall be resolved pursuant to the procedures set forth in Section 3.1 or Exhibit C, as applicable), or (y) Section 9.13.

Section 8.4. Arbitration Fees and Expenses; Decision. Unless the arbitration panel orders otherwise, each party shall pay: (1) the fees and expenses of its own arbitrator; and (2) an equal share of the fees and expenses of the umpire and the other expenses of the arbitration. Each party shall pay its own legal fees in connection with the arbitration, unless the arbitrators award legal fees and expenses of the prevailing party as part of any award. Except as otherwise specifically provided herein, the arbitration shall be conducted in accordance with the procedures of the American Arbitration Association. The decision of the arbitrators shall be made in writing and final and binding upon both of the parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. The arbitration will be conducted on a confidential basis, except to the extent otherwise required by Applicable Law, and no matters discussed or disclosed by any party at the arbitration, or any decision or award of the arbitrators, will be admitted into evidence or otherwise disclosed or used before any court or other legal, regulatory or administrative body, authority or forum for any purpose except as and to the extent necessary for entry of final judgment on the award of the arbitrators in any court having jurisdiction.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1. Notices. Any and all notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given when (i) received by the receiving party if mailed by United States registered or certified mail, return receipt requested, (ii) received by the receiving party if mailed by United States overnight express mail, (iii) sent by facsimile or telecopy machine, followed by confirmation mailed by United States first-class mail or overnight express mail or (iv) delivered in person to the parties at the addresses set forth in the Master Agreement.

Section 9.2. Confidentiality. Each of the parties shall maintain the confidentiality of all information related to the Policies and all other information denominated as confidential by the other party provided to it in connection with this Agreement to the extent required by and subject to all of the terms and provisions of Section 11.7 of the Master Agreement.

Section 9.3. Misunderstandings and Oversights. If any failure to pay amounts due or to perform any other act required of either party under this Agreement is shown to be unintentional and caused by misunderstanding, oversight or clerical error, then this Agreement shall not be deemed in breach thereby, provided, that such failure is promptly corrected by the party that caused such failure, which correction restores the other party to the position it would have occupied (including provision for the time value of money) had the misunderstanding, oversight or clerical error not occurred.

Section 9.4. Reinstatements. If a Policy that was reduced, terminated, or lapsed is reinstated in a Permitted Transaction, the reinsurance for such Policy under this Agreement will be reinstated automatically to the amount that would have been in force if the Policy had not been reduced, terminated or lapsed.

Section 9.5. Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter of this Agreement, and this Agreement, the Master Agreement, the Joinder Agreement and the Services Agreement, including the Schedules and Exhibits attached hereto and thereto, constitute the sole and entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, which are merged with and into this Agreement.

Section 9.6. Waivers and Amendments. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof. Such waiver must be in writing and must be executed by an executive officer of such party. A waiver on one occasion will not be deemed to be a waiver of the same or any other term or condition on a future occasion. This Agreement may be modified or amended only by a writing duly executed by an executive officer of the Ceding Company and the Reinsurer, respectively.

Section 9.7. No Third Party Beneficiaries. The terms and provisions of this Agreement constitute an indemnity reinsurance agreement solely between the Ceding Company and the Reinsurer, and other than Ceding Company Indemnified Parties and Reinsurer Indemnified Parties, the terms and provisions of this Agreement are intended solely for the benefit of the parties hereto, the Ceding Company and the Reinsurer and their permitted successors and assigns, and it is not the intention of the parties to confer any rights as a third-party beneficiary to this Agreement upon any other person.

Section 9.8. Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns and legal representatives, whether by merger, consolidation or otherwise. This Agreement shall not be assigned by any of the parties hereto without the prior written approval of the other party; provided, that nothing in this Section 9.8 shall be interpreted to prevent the retrocession by the Reinsurer of all or any portion of the Insurance Liabilities, but only after the delivery by the Reinsurer of prior written notice thereof to the Ceding Company.

Section 9.9. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the state of domicile of the Ceding Company, without regard to its conflicts of law doctrine.

Section 9.10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Section 9.11. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or if determined by a court of competent jurisdiction to be unenforceable, and if the rights or obligations of the Ceding Company or the Reinsurer under this Agreement will not be materially and adversely affected thereby, such provision shall be fully severable, and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

Section 9.12. Exhibits and Schedules. Exhibits and Schedules attached hereto are hereby made a part of this Agreement.

Section 9.13. Election Statement. The parties hereby jointly make the election to determine specified policy acquisition expenses without regard to the general deductions limitation described in Internal Revenue Regulation 1.848-2(g)(8) (the “Regulation”) under Section 848 of the Code. This Section 9.13 shall constitute the Election Statement specified in the Regulation and this Election Statement shall be construed in accordance with all of the requirements of such Regulation regarding such election, including, without limitation, the election statement and Tax return reporting requirements of Regulation Sections 1.848-2(g)(8)(ii) and 1.848-2(g)(8)(iii). Pursuant to this Election Statement, the parties agree as follows:

(a)           to exchange information each and every year for which this Agreement is in effect pertaining to the amount of “net consideration” under this Agreement as that term is used in the Regulation. In order to effect this information exchange, the parties agree that:

(i)            the Ceding Company shall submit its calculation of the “net consideration” for purposes of that Regulation to the Reinsurer not later than May 1st for each and every taxable year for which this Agreement is in effect;

(ii)           the Reinsurer may challenge such calculation within ten (10) Business Days of its receipt of the Ceding Company’s calculation;

(iii)          should the Reinsurer challenge the Ceding Company’s calculation of the “net consideration” and the parties be unable to agree as to the appropriate methodology to determine the “net consideration” for purposes of the Regulation, the parties shall refer such dispute to an outside tax consultant unrelated to either of the parties, in lieu of the arbitration provisions of this Agreement, and if the parties cannot agree on a tax consultant, the tax consultant shall be Deloitte & Touche LLP, and the parties agree to be bound by the decision of such tax consultant;

(b)           that the party with net positive consideration with respect to this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Code; and

(c)           that the first taxable year for which this Election Statement shall be effective is taxable year 2009.

Section 9.14. Additional Tax Provisions. The parties each agree to attach a schedule to their federal income Tax returns that identifies this Agreement as a reinsurance agreement for which the Election Statement in Section 9.13 has been made. This schedule shall be attached to each of the parties’ federal income Tax returns filed for the first taxable year of each party ending after the Election Statement becomes effective.

Section 9.15. Set Off. Any debts or credits between the Ceding Company and the Reinsurer under this Agreement only are deemed mutual debts and credits, as the case may be, and the Ceding Company and the Reinsurer shall have, and may exercise at any time and from time to time, the right to net or offset any such debts or credits under this Agreement only and only the balance shall be allowed or paid hereunder. This right of netting and offset shall not be affected or diminished because of insolvency of either party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective this 24th day of April, 2009.

UNION BANKERS INSURANCE COMPANY

By:	/s/ Gary W. Bryant
Name:	Gary W. Bryant
Title:	President & CEO

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

By:	/s/ Michael Reardon
Name:	Michael Reardon
Title:	President

Indemnity Reinsurance Agreement Signature Page

Schedule 3.1

SETTLEMENT AMOUNT

Statutory Reserves and Liabilities(1)	$56,667,001

- Due and deferred premiums(2)	$4,122,848

- Policy loans outstanding(2) (net of accrued and unearned interest)	$3,261,934

- Closing Date Ceding Commission(3)	$19,095,330

+ Portion of Closing Fee(4)	$552,941

= Settlement Amount(5)	$30,739,829

+ Accrued Interest(6)	$98,775

= Total Payment	$30,838,605

(1) Will equal amount on Exhibit A.

(2) On the Policies as of the Coinsurance Effective Date.

(3) Will equal amount determined pursuant to Section 2.2 in the Master Agreement.

(4) Will equal amount set forth in respect thereof on Schedule H to the Amendment.

(5) Interest Maintenance Reserve impact relating to the Transferred Assets transferred on the Closing Date and the Final Settlement Date shall be the amount of zero dollars ($0.00).

(6) Determined pursuant to Section 2.1 in the Master Agreement.

3.1-1

Schedule 4.6

PAYMENTS RELATING TO COMMISSIONS

4.6-1

UNION BANKERS COMMISSIONS

Expressed as percentage of premium.

			Policy Year
LOB	Plan	IA	1	2	3	4	5	6	7	8	9	10	11+	30+
Annuity	FPDA	All	4.5%	4.0%	4.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Traditional	10P01	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0%
	10R01	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0%
	10YT	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0%
	1101	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1102	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1104	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1105	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1106	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	110A	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1112	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1122	All	102.0%	31.0%	21.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	2.0%	2.0%
	1123	All	92.0%	12.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	2.0%	2.0%
	1163	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1A06	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1A09	All	103.0%	26.0%	9.0%	9.0%	9.0%	9.0%	9.0%	9.0%	9.0%	9.0%	3.0%	3.0%
	1A13	All	92.0%	22.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	2.0%	2.0%
	1A14	All	92.0%	22.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	2.0%	2.0%
	1A26	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1A29	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1A57	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1D27	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1J28	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1J52	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	1J67	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	2252	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	225B	All	102.0%	31.0%	21.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	2.0%	2.0%
	5E00	All	92.0%	19.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	2.0%	2.0%
	5E06	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	5E14	All	72.0%	21.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	2.0%	2.0%
	5E20	All	72.0%	21.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	2.0%	2.0%
	5517	All	77.0%	9.0%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	2.0%	2.0%
	5518	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	8806	All	100.0%	20.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	2.0%	2.0%
	DWL	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0%
	DWLR	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0%
	ETI	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	JWL	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0%
	K1611	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	MODWL	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0%
	MWL01	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0%
	N1211	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

	N141	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	N1411	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	N1612	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	O1415	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	Q131	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	Q181	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	RPU	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	WL	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0.0%
	WL01	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0.0%
	WL10	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0.0%
	WL10R	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0.0%
	WL91	All	92.0%	22.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	11.0%	2.0%	2.0%
	WLR	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0.0%
	WLR01	All	130.0%	22.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	3.0%	0.0%
	X	All	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

UL	L1A	All	5.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%
	LIB	All	5.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%
	L2A	All	5.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%
	L2B	All	5.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%

* 4% for excess premium of all universal life product

Schedule 4.9

MONTHLY SETTLEMENT REPORTS

4.9-1

Commonwealth Annuity and Life Insurance Company (Reinsurer)

Sch 4.9 - Monthly Reinsurance Settlement Statemen

For the Month Ending

Jan-09

Pre - Transition Date

		COMB LOB TOTALS		(TRAD) Whole Life		(TRAD) Term Life		(TRAD) Universal Life/ISWL		(SR) Senior Life		(GR) GRL Life		(AE & AEII) Asset Enhancer		(Grp) Group Life		(ANN) Annuity
		Total		Total		Total		Total		Total		Total		Total		Total		Total
Collected Premiums
A	FY Premium Collected:			—		—		—		—		—		—		—		—
B	RNL Premium Collected	—		—		—		—		—		—		—		—		—
C	Total Collected Premium (with waiver) (A+B	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Assumed Reinsurance Premium
D	FY Premium Collected:	—		—		—		—		—		—		—		—		—
E	RNL Premium Collected	—		—		—		—		—		—		—		—		—
F	Total Collected Assumed Reinsurance Premium (D+E	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Inuring Reinsurance Premium
G	FY Premium Collected:			—
H	RNL Premium Collected
I	Total Inuring Reinsurance Premium (G+H	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

J	Net Total Premium (C+F-I)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Policy Benefits
K	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
L	Surrenders Paid	—		—		—		—		—		—		—		—		—
M	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
N	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
O	Total Policy Benefits Paid ( K + L+M+N)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Assumed Reinsurance Policy Benefit
P	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
Q	Surrenders Paid	—		—		—		—		—		—		—		—		—
R	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
S	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
T	Total Assumed Reinsurance Policy Benefits Paid (P+Q+R+S	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Inuring Reinsurance Policy Benefits
U	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
V	Surrenders Paid	—		—		—		—		—		—		—		—		—
W	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
X	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
Y	Total Inuring Reinsurance Policy Benefits Paid, Payable or Provided (U+V+W+X)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Z	Net Total Policy Benfits (O+T-Y	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Payments Relating to Commission (per schedule 4.6
AA	FY Commissions			—		—		—		—		—		—		—		—
AB	RNL Commissions	—		—		—		—		—		—		—		—		—
AC	Total Payments Relating to Commission (AA+AB	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Inuring Reinsurance Allowance Payments
AD	FY Reins Allowance—Comm & Exp Allowances			—		—		—		—		—		—		—		—
AE	Single Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AF	RNL Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AG	Renewal Reins Allowance—Comm & Exp Allowances Paid, Payable or Provided (AD+AE+AF)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Policy Servicing Fee
	Number of days in month	—
	# Policies Inforce Begining of Month	—
AH	Policy Servicing Fee per Sched 2.3 of ASA (41*Days in Month/365)	—		—		—		—		—		—		—		—		—

Less Premium Tax
AI	Premium Taxes ( 2.5% Direct Collected Prem)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Uncollectible Reinsurance Recoverables (Assumed or Inuring
AJ	Plus Change in Reinsurance Recoverables Not Admitted**			—

AK	Net Due to (from) Commonwealth (J - Z - AC +AG-AH-AI+AJ	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

*      For purposes of this calculation, the Inuring Reinsurance shall mean “Reinsurance Coverage” (as defined in the coinsurance agreement)

**   Reinsurance recoverables (including reinsurance allowances) due greater than 90 days are not admitted; for purposes of calculation, months change due to new not admitted or receipt of payment previously not admitted

Commonwealth Annuity and Life Insurance Company (Reinsurer)

Sch 4.9 - Monthly Reinsurance Settlement Statement

For the Month Ending:

Jan-09

Post - Transition Date

		COMB LOB TOTALS		(TRAD) Whole Life		(TRAD) Term Life		(TRAD) Universal Life/ISWL		(SR) Senior Life		(GR) GRL Life		(AE & AEII) Asset Enhancer		(Grp) Group Life		(ANN) Annuity
		Total		Total		Total		Total		Total		Total		Total		Total		Total
Collected Premiums
A	FY Premium Collected:	—		—		—		—		—		—		—		—		—
B	RNL Premium Collected	—		—		—		—		—		—		—		—		—
C	Total Collected Premium (with waiver) (A+B)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Assumed Reinsurance Premium
D	FY Premium Collected:	—		—		—		—		—		—		—		—		—
E	RNL Premium Collected	—		—		—		—		—		—		—		—		—
F	Total Collected Assumed Reinsurance Premium (D+E)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Inuring Reinsurance Premium
G	FY Premium Collected:
H	RNL Premium Collected
I	Total Inuring Reinsurance Premium (G+H)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

J	Net Total Premium (C+F-I)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Policy Benefits
K	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
L	Surrenders Paid	—		—		—		—		—		—		—		—		—
M	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
N	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
O	Total Policy Benefits Paid (K + L+M+N)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Assumed Reinsurance Policy Benefits
P	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
Q	Surrenders Paid	—		—		—		—		—		—		—		—		—
R	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
S	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
T	Total Assumed Reinsurance Policy Benefits Paid (P+Q+R+S)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Inuring Reinsurance Policy Benefits *
U	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
V	Surrenders Paid	—		—		—		—		—		—		—		—		—
W	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
X	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
Y	Total Inuring Reinsurance Policy Benefits Paid, Payable or Provided (U+V+W+X)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Z	Net Total Policy Benfits (O+T-Y)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Payments Relating to Commission (per schedule 4.6)
AA	FY Commissions	—		—		—		—		—		—		—		—		—
AB	RNL Commissions	—		—		—		—		—		—		—		—		—
AC	Total Payments Relating to Commission (AA+AB)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Inuring Reinsurance Allowance Payments*
AD	FY Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AE	Single Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AF	RNL Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AG	Renewal Reins Allowance—Comm & Exp Allowances Paid, Payable or Provided (AD+AE+AF)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Premium Tax
AH	Premium Taxes ( 2.5% Direct Collected Prem)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Uncollectible Reinsurance Recoverables (Assumed or Inuring)
AI	Plus Change in Reinsurance Recoverables Not Admitted** (pos is incr NotAdmit)	—		—		—		—		—		—		—		—		—

AJ	Net Due to (from) Universal American ( AC+AH-AI) (positive to UA)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

*      For purposes of this calculation, the Inuring Reinsurance shall mean “Reinsurance Coverage” (as defined in the coinsurance agreement)

**    Reinsurance recoverables (including reinsurance allowances) due greater than 90 days are not admitted; for purposes of calculation, months change due to new not admitted or receipt of payment previously not admitted

Post - Transition Date

		COMB				(TRAD)
		LOB	(TRAD)		(TRAD)	Universal		(SR)
		TOTALS	Whole Life		Term Life	Life/ISWL		Senior Life
		Total	Total	REALIC	Total	Total	REALIC	Total
Less Inuring Reinsurance Allowance
X	FY Rein Allow - Comm/Exp	—	—	—	—	—	—	—
Y	FY Ren Allow - App/Pol Fee	—	—	—	—	—	—	—
Z	FY Rein Allow - Per Pol Isd NB	—	—	—	—	—	—	—
AA	FY Rein Allow - Per Rid Isd NB	—	—	—	—	—	—	—
AB	FY Rein Allow - Per Tel Interv	—	—	—	—	—	—	—
AC	FY Rein Allow - Per 1K issued	—	—	—	—	—	—	—
AD	FY Rein Allow -%Prm NB	—	—	—	—	—	—	—
AE	FY Rein Allow -%Prm MKTG	—	—	—	—	—	—	—
AF	FY Rein Allow -% Prm Prem Tax	—	—	—	—	—	—	—
AG	FY Rein Allow -%Prm Netwk Fee	—	—	—	—	—	—	—
AH	FY Rein Allow -%Prm Maint	—	—	—	—	—	—	—
AI	FY Rein Allow -%Prm Care Advi	—	—	—	—	—	—	—
AJ	FY Rein Allow -%Clm Pd Admin	—	—	—	—	—	—	—
AK	FY Rein Allow - Per Pol Inf	—	—	—	—	—	—	—
AL	SGL Rein Allow - Comm/Exp	—	—	—	—	—	—	—
AM	SGL Rein Allow - App’Pol Fee	—	—	—	—	—	—	—
AN	SGL Rein Allow - Per Pol Issd	—	—	—	—	—	—	—
AO	SGL Rein Allow - Per Rid Issd	—	—	—	—	—	—	—
AP	SGL Rein Allow -%Prm NB	—	—	—	—	—	—	—
AQ	SGL Rein Allow -%Prm MKTG	—	—	—	—	—	—	—
AR	SGL Rein Allow - Prm Prm Tax	—	—	—	—	—	—	—
AS	SGL Rein Allow -%Prm Maint	—	—	—	—	—	—	—
AT	SGL Rein Allow -%Clm Pd Adm	—	—	—	—	—	—	—
AU	SGL Rein Allow - Per Pol Inf	—	—	—	—	—	—	—
AV	RNL Rein Allow - Comm/Exp	—	—	—	—	—	—	—
AW	RNL Rein Allow - Per 1K Inf	—	—	—	—	—	—	—
AX	RNL Rein Allow -%Prm Prm Tax	—	—	—	—	—	—	—
AY	RNL Rein Allow -%Prm Ntwk Fee	—	—	—	—	—	—	—
AZ	RNL Rein Allow -%Prm Maint	—	—	—	—	—	—	—
BA	RNL Rein Allow -%Prm Care Adv	—	—	—	—	—	—	—
BB	RNL Rein Allow -%Clm Pd Admin	—	—	—	—	—	—	—
BC	RNL Rein Allow - Per Pol Inf	—	—	—	—	—	—	—
BD	RNL Rein Allow - DAC Tax	—	—	—	—	—	—	—
BE	Disabilitiy Income	—	—	—	—	—	—	—
BF	Comm/Exp Allow Reins Assmd-FY	—	—	—	—	—	—	—
BG	Comm/Exp Allow Reins Assmd-Sgl	—	—	—	—	—	—	—
BH	Comm/Exp Allow Reins Assmd-Ren	—	—	—	—	—	—	—
BI	Exp Allow - Acquisition	—	—	—	—	—	—	—
BJ	Exp Allow - Marketing	—	—	—	—	—	—	—
BK	Exp Allow - Maintenance	—	—	—	—	—	—	—
BL	Prem Tax Allow Assmd - 1Yr	—	—	—	—	—	—	—
BM	Prem Tax Allow Assmd - Rnl	—	—	—	—	—	—	—
BN	Total Ceding Commission ( Sum (X : BM) )	—	—		—	—		—

(AE &
AEII)
			(GR) GRL	Asset		(Grp)	(ANN)
			Life	Enhancer		Group Life	Annuity	50%
		REALIC	Total	Total	REALIC	Total	Total	REALIC
Less Inuring Reinsurance Allowance
X	FY Rein Allow - Comm/Exp	—	—	—	—	—	—
Y	FY Ren Allow - App/Pol Fee	—	—	—	—	—	—
Z	FY Rein Allow - Per Pol Isd NB	—	—	—	—	—	—
AA	FY Rein Allow - Per Rid Isd NB	—	—	—	—	—	—
AB	FY Rein Allow - Per Tel Interv	—	—	—	—	—	—
AC	FY Rein Allow - Per 1K issued	—	—	—	—	—	—
AD	FY Rein Allow - %Prm NB	—	—	—	—	—	—
AE	FY Rein Allow - %Prm MKTG	—	—	—	—	—	—
AF	FY Rein Allow - % Prm Prem Tax	—	—	—	—	—	—
AG	FY Rein Allow - %Prm Netwk Fee	—	—	—	—	—	—
AH	FY Rein Allow - %Prm Maint	—	—	—	—	—	—
AI	FY Rein Allow - %Prm Care Advi	—	—	—	—	—	—
AJ	FY Rein Allow - %Clm Pd Admin	—	—	—	—	—	—
AK	FY Rein Allow - Per Pol Inf	—	—	—	—	—	—
AL	SGL Rein Allow - Comm/Exp	—	—	—	—	—	—
AM	SGL Rein Allow - App’Pol Fee	—	—	—	—	—	—
AN	SGL Rein Allow - Per Pol Issd	—	—	—	—	—	—
AO	SGL Rein Allow - Per Rid Issd	—	—	—	—	—	—
AP	SGL Rein Allow - %Prm NB	—	—	—	—	—	—
AQ	SGL Rein Allow - %Prm MKTG	—	—	—	—	—	—
AR	SGL Rein Allow - Prm Prm Tax	—	—	—	—	—	—
AS	SGL Rein Allow - %Prm Maint	—	—	—	—	—	—
AT	SGL Rein Allow - %Clm Pd Adm	—	—	—	—	—	—
AU	SGL Rein Allow - Per Pol Inf	—	—	—	—	—	—
AV	RNL Rein Allow - Comm/Exp	—	—	—	—	—	—
AW	RNL Rein Allow - Per 1K Inf	—	—	—	—	—	—
AX	RNL Rein Allow - %Prm Prm Tax	—	—	—	—	—	—
AY	RNL Rein Allow - %Prm Ntwk Fee	—	—	—	—	—	—
AZ	RNL Rein Allow - %Prm Maint	—	—	—	—	—	—
BA	RNL Rein Allow - %Prm Care Adv	—	—	—	—	—	—
BB	RNL Rein Allow - %Clm Pd Admin	—	—	—	—	—	—
BC	RNL Rein Allow - Per Pol Inf	—	—	—	—	—	—
BD	RNL Rein Allow - DAC Tax	—	—	—	—	—	—
BE	Disabilitiy Income	—	—	—	—	—	—
BF	Comm/Exp Allow Reins Assmd-FY	—	—	—	—	—	—
BG	Comm/Exp Allow Reins Assmd-Sgl	—	—	—	—	—	—
BH	Comm/Exp Allow Reins Assmd-Ren	—	—	—	—	—	—
BI	Exp Allow - Acquisition	—	—	—	—	—	—
BJ	Exp Allow - Marketing	—	—	—	—	—	—
BK	Exp Allow - Maintenance	—	—	—	—	—	—
BL	Prem Tax Allow Assmd - 1Yr	—	—	—	—	—	—
BM	Prem Tax Allow Assmd - Rnl
BN	Total Ceding Commission ( Sum (X : BM) )		—	—		—	—

Exhibit A

POLICY FORMS AND PLAN CODES, SUM OF ALL RESERVE ITEMS

A-1

Union Bankers (as of 12/31/2008)

5A

Company	Plan Code	Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency	Count	Type	Wilton Coverage
011	011BE1011 XN	36,867	221	—	221	4	TRADITIONAL (OLD UBIC)
011	011BI5A11 XN	48,000	86	—	86	3	TRADITIONAL (OLD UBIC)
011	011BI5B11 XN	15,000	15	—	15	2	TRADITIONAL (OLD UBIC)
011	011BM0011 XN	130,000	1,560	—	1,560	17	TRADITIONAL (OLD UBIC)
011	011BM2011 XN	752,000	1,282	—	1,282	50	TRADITIONAL (OLD UBIC)
011	011BM3011 XN	1,028,970	1,378	—	1,378	70	TRADITIONAL (OLD UBIC)
011	011BM4011 XN	445,000	940	—	940	8	TRADITIONAL (OLD UBIC)
011	011BM5011 XN	220,000	220	—	220	4	TRADITIONAL (OLD UBIC)
011	011BM6011 XN	500,000	1,000	—	1,000	5	TRADITIONAL (OLD UBIC)
011	011BM7011 XN	250,000	500	—	500	3	TRADITIONAL (OLD UBIC)
011	011BN0011 XN	5,705,000	6,180	—	6,180	84	TRADITIONAL (OLD UBIC)
011	011BN1011 XN	2,148,000	2,198	—	2,198	41	TRADITIONAL (OLD UBIC)
011	011BN2011 XN	750,000	1,500	—	1,500	3	TRADITIONAL (OLD UBIC)
011	011BN4011 XN	10,480,535	13,857	—	13,857	220	TRADITIONAL (OLD UBIC)
011	011BN5011 XN	800,000	1,000	—	1,000	5	TRADITIONAL (OLD UBIC)
011	011BN6011 XN	250,000	1,000	—	1,000	1	TRADITIONAL (OLD UBIC)
011	011BN7011 XN	285,000	345	—	345	7	TRADITIONAL (OLD UBIC)
011	011BN8011 XN	12,084,279	14,429	—	14,429	252	TRADITIONAL (OLD UBIC)
011	011BN9011 XN	900,000	1,800	—	1,800	5	TRADITIONAL (OLD UBIC)
011	011BNA011 XN	505,000	730	—	730	14	TRADITIONAL (OLD UBIC)
011	011BNC011 XN	50,000	100	—	100	1	TRADITIONAL (OLD UBIC)
011	011DAE211 XN	47,069	249	—	249	2	TRADITIONAL (OLD UBIC)
011	011DAE311 XN	19,283	68	—	68	1	TRADITIONAL (OLD UBIC)
011	011DCD111 XN	76,100	500	—	500	1	TRADITIONAL (OLD UBIC)
011	011DCE311 XN	37,184	336	—	336	1	TRADITIONAL (OLD UBIC)
011	011DCE411 XN	47,675	195	—	195	2	TRADITIONAL (OLD UBIC)
011	011EC2011 XN	2,000	1,442	—	1,442	1	TRADITIONAL (OLD UBIC)
011	011EC3011 XN	96,170	68,773	—	68,773	4	TRADITIONAL (OLD UBIC)
011	011EC4011 XN	30,000	22,685	—	22,685	2	TRADITIONAL (OLD UBIC)
011	011EC5011 XN	12,500	7,948	19	7,967	2	TRADITIONAL (OLD UBIC)
011	011EC8011 XN	2,000	1,616	8	1,624	2	TRADITIONAL (OLD UBIC)
011	011EC9011 XN	3,000	2,040	—	2,040	1	TRADITIONAL (OLD UBIC)
011	011ECD011 XN	81,000	50,110	141	50,251	7	TRADITIONAL (OLD UBIC)
011	011ECE011 XN	35,895	25,934	1	25,936	5	TRADITIONAL (OLD UBIC)
011	011ECG011 XN	5,000	2,686	—	2,686	1	TRADITIONAL (OLD UBIC)
011	011ECI511 XN	5,000	4,925	45	4,970	1	TRADITIONAL (OLD UBIC)
011	011ECJ011 XN	3,000	2,637	—	2,637	1	TRADITIONAL (OLD UBIC)
011	011EH1011 XN	14,000	1,337	—	1,337	4	TRADITIONAL (OLD UBIC)
011	011EH2011 XN	2,000	358	—	358	1	TRADITIONAL (OLD UBIC)
011	011EH3011 XN	35,000	5,356	—	5,356	18	TRADITIONAL (OLD UBIC)
011	011EH4111 XN	6,000	1,210	—	1,210	2	TRADITIONAL (OLD UBIC)
011	011EH6011 XN	15,000	1,276	—	1,276	3	TRADITIONAL (OLD UBIC)
011	011EH6211 XN	2,000	439	—	439	1	TRADITIONAL (OLD UBIC)
011	011EH7011 XN	1,000	116	—	116	1	TRADITIONAL (OLD UBIC)
011	011EH8011 XN	2,000	210	—	210	1	TRADITIONAL (OLD UBIC)
011	011EH9011 XN	7,494	817	—	817	2	TRADITIONAL (OLD UBIC)
011	011EHB011 XN	6,016	1,166	—	1,166	4	TRADITIONAL (OLD UBIC)
011	011EHCA11 XN	11,022	1,653	—	1,653	3	TRADITIONAL (OLD UBIC)
011	011EHCB11 XN	259,987	33,777	—	33,777	47	TRADITIONAL (OLD UBIC)
011	011EHE011 XN	29,000	5,771	—	5,771	15	TRADITIONAL (OLD UBIC)
011	011EHE111 XN	1,000	215	—	215	1	TRADITIONAL (OLD UBIC)
011	011EHE211 XN	5,500	1,200	—	1,200	4	TRADITIONAL (OLD UBIC)
011	011EHF111 XN	65,000	13,776	—	13,776	23	TRADITIONAL (OLD UBIC)
011	011EHG011 XN	4,000	728	—	728	4	TRADITIONAL (OLD UBIC)
011	011EI0011 XN	30,000	7,262	24	7,285	6	TRADITIONAL (OLD UBIC)
011	011EJ0011 XN	500	376	—	376	1	TRADITIONAL (OLD UBIC)
011	011EK0011 XN	1,000	575	0	575	1	TRADITIONAL (OLD UBIC)
011	011EK1011 XN	16,600	9,895	—	9,895	13	TRADITIONAL (OLD UBIC)
011	011EK2011 XN	5,481	4,847	5	4,852	7	TRADITIONAL (OLD UBIC)
011	011EK3011 XN	5,000	4,940	—	4,940	1	TRADITIONAL (OLD UBIC)
011	011EK4011 XN	45,500	30,190	—	30,190	66	TRADITIONAL (OLD UBIC)
011	011EK5011 XN	3,000	2,514	—	2,514	2	TRADITIONAL (OLD UBIC)
011	011EK6011 XN	1,000	660	—	660	1	TRADITIONAL (OLD UBIC)
011	011EK7011 XN	2,500	2,218	8	2,225	3	TRADITIONAL (OLD UBIC)
011	011EK8011 XN	3,000	1,977	—	1,977	4	TRADITIONAL (OLD UBIC)
011	011EKA011 XN	9,000	7,498	1	7,499	5	TRADITIONAL (OLD UBIC)
011	011EKB011 XN	9,000	7,313	—	7,313	7	TRADITIONAL (OLD UBIC)
011	011EKB111 XN	500	316	—	316	2	TRADITIONAL (OLD UBIC)
011	011EKD011 XN	21,500	13,975	5	13,980	13	TRADITIONAL (OLD UBIC)
011	011EKD211 XN	6,000	5,270	—	5,270	5	TRADITIONAL (OLD UBIC)
011	011EKD411 XN	17,000	10,307	—	10,307	15	TRADITIONAL (OLD UBIC)
011	011EKD511 XN	267,102	213,767	174	213,942	35	TRADITIONAL (OLD UBIC)
011	011EKD611 XN	6,000	3,608	—	3,608	6	TRADITIONAL (OLD UBIC)
011	011EKE011 XN	1,000	716	—	716	1	TRADITIONAL (OLD UBIC)
011	011EL2011 XN	3,000	2,041	—	2,041	3	TRADITIONAL (OLD UBIC)
011	011EM0111 XN	12,500	2,352	—	2,352	5	TRADITIONAL (OLD UBIC)
011	011EM2011 XN	8,000	1,027	—	1,027	7	TRADITIONAL (OLD UBIC)
011	011EM2111 XN	10,000	1,283	—	1,283	1	TRADITIONAL (OLD UBIC)
011	011EM3011 XN	15,740	2,082	—	2,082	6	TRADITIONAL (OLD UBIC)
011	011EN0011 XN	19,500	11,575	—	11,575	13	TRADITIONAL (OLD UBIC)
011	011EN2011 XN	2,000	1,364	—	1,364	2	TRADITIONAL (OLD UBIC)
011	011EN3011 XN	119,410	78,021	—	78,021	19	TRADITIONAL (OLD UBIC)
011	011EN3211 XN	16,000	8,646	—	8,646	14	TRADITIONAL (OLD UBIC)
011	011EN3311 XN	50,000	28,016	—	28,016	50	TRADITIONAL (OLD UBIC)
011	011ET1111 XN	8,987	—	—	—	4	TRADITIONAL (OLD UBIC)
011	011GE1011 XN	7,940	6,270	—	6,270	1	TRADITIONAL (OLD UBIC)
011	011GE3011 XN	7,000	4,249	3	4,252	6	TRADITIONAL (OLD UBIC)
011	011GE4011 XN	5,000	7,635	45	7,680	1	TRADITIONAL (OLD UBIC)
011	011GE7011 XN	16,779	25,672	—	25,672	1	TRADITIONAL (OLD UBIC)
011	011GG2011 XN	1,480	—	—	—	1	TRADITIONAL (OLD UBIC)
011	011HEC101 XN	1,000	67	—	67	1	TRADITIONAL (OLD UBIC)
011	011HEC301 XN	496	6	0	6	1	TRADITIONAL (OLD UBIC)
011	011HEC501 XN	5,000	1,089	—	1,089	1	TRADITIONAL (OLD UBIC)
011	011HEC901 XN	3,001	554	—	554	2	TRADITIONAL (OLD UBIC)
011	011HECD01 XN	10,000	73	—	73	1	TRADITIONAL (OLD UBIC)
011	011HEH201 XN	10,000	1,564	—	1,564	2	TRADITIONAL (OLD UBIC)
011	011HEHCA1 XN	19,046	1,705	—	1,705	3	TRADITIONAL (OLD UBIC)
011	011HEHCB1 XN	83,030	6,716	—	6,716	21	TRADITIONAL (OLD UBIC)
011	011HEHF11 XN	2,675	646	—	646	1	TRADITIONAL (OLD UBIC)
011	011HEK101 XN	6,500	758	—	758	8	TRADITIONAL (OLD UBIC)
011	011HEK401 XN	16,500	3,343	—	3,343	24	TRADITIONAL (OLD UBIC)
011	011HEK801 XN	2,500	454	—	454	3	TRADITIONAL (OLD UBIC)
011	011HEKA01 XN	4,000	695	—	695	2	TRADITIONAL (OLD UBIC)
011	011HEKB21 XN	1,000	180	—	180	1	TRADITIONAL (OLD UBIC)
011	011HEKD01 XN	2,000	409	—	409	2	TRADITIONAL (OLD UBIC)
011	011HEKD41 XN	5,500	617	—	617	6	TRADITIONAL (OLD UBIC)
011	011HEKD51 XN	12,137	2,588	—	2,588	3	TRADITIONAL (OLD UBIC)
011	011HEKD61 XN	10,989	2,098	—	2,098	8	TRADITIONAL (OLD UBIC)
011	011HEN001 XN	1,000	651	—	651	1	TRADITIONAL (OLD UBIC)
011	011HGE401 XN	2,062	232	—	232	2	TRADITIONAL (OLD UBIC)
011	011HGE501 XN	10,000	1,729	—	1,729	1	TRADITIONAL (OLD UBIC)
011	011HGE901 XN	10,000	1,038	—	1,038	1	TRADITIONAL (OLD UBIC)
011	011HJA101 XN	20,000	761	—	761	2	TRADITIONAL (OLD UBIC)
011	011HJG101 XN	61,132	29,023	353	29,376	23	TRADITIONAL (OLD UBIC)
011	011HJG301 XN	7,950	2,101	—	2,101	39	TRADITIONAL (OLD UBIC)

011	011HJG601 XN	4,000	476	—	476	7	TRADITIONAL (OLD UBIC)
011	011HJGD01 XN	10,000	1,219	—	1,219	2	TRADITIONAL (OLD UBIC)
011	011HJH001 XN	16,000	1,944	—	1,944	16	TRADITIONAL (OLD UBIC)
011	011HL0011 XN	45,660	10,830	—	10,830	25	TRADITIONAL (OLD UBIC)
011	011HL1011 XN	196,985	51,051	—	51,051	130	TRADITIONAL (OLD UBIC)
011	011HL2011 XN	1,903	189	—	189	1	TRADITIONAL (OLD UBIC)
011	011HL3011 XN	2,000	179	—	179	2	TRADITIONAL (OLD UBIC)
011	011HL4011 XN	300	33	—	33	1	TRADITIONAL (OLD UBIC)
011	011HL7011 XN	4,349	491	—	491	5	TRADITIONAL (OLD UBIC)
011	011HL8011 XN	2,000	26	—	26	2	TRADITIONAL (OLD UBIC)
011	011HL9011 XN	26,448	2,648	—	2,648	11	TRADITIONAL (OLD UBIC)
011	011HLA011 XN	1,023	75	—	75	1	TRADITIONAL (OLD UBIC)
011	011HLA2B1 XN	5,000	86	—	86	1	TRADITIONAL (OLD UBIC)
011	011HLB011 XN	66,195	2,432	—	2,432	16	TRADITIONAL (OLD UBIC)
011	011HLD001 XN	1,250	147	—	147	1	TRADITIONAL (OLD UBIC)
011	011HLD011 XN	6,522	419	—	419	3	TRADITIONAL (OLD UBIC)
011	011HLD401 XN	1,000	36	—	36	1	TRADITIONAL (OLD UBIC)
011	011HLD501 XN	23,000	2,033	—	2,033	24	TRADITIONAL (OLD UBIC)
011	011HLE0C1 XN	9,000	337	—	337	4	TRADITIONAL (OLD UBIC)
011	011HLF0C1 XN	4,267	317	—	317	2	TRADITIONAL (OLD UBIC)
011	011HLI011 XN	1,642	752	—	752	4	TRADITIONAL (OLD UBIC)
011	011HLJ011 XN	5,500	3,257	—	3,257	4	TRADITIONAL (OLD UBIC)
011	011HLK011 XN	6,552	242	—	242	1	TRADITIONAL (OLD UBIC)
011	011HLL011 XN	8,400	116	—	116	3	TRADITIONAL (OLD UBIC)
011	011HML201 XN	22,000	2,407	—	2,407	22	TRADITIONAL (OLD UBIC)
011	011HMM4A1 XN	5,000	414	—	414	1	TRADITIONAL (OLD UBIC)
011	011HMM4B1 XN	52,846	2,561	—	2,561	7	TRADITIONAL (OLD UBIC)
011	011HMM5B1 XN	3,000	20	—	20	1	TRADITIONAL (OLD UBIC)
011	011HMMF01 XN	634,699	31,586	—	31,586	32	TRADITIONAL (OLD UBIC)
011	011HWA011 XN	10,000	4,121	—	4,121	1	TRADITIONAL (OLD UBIC)
011	011HWA031 XN	4,000	760	—	760	2	TRADITIONAL (OLD UBIC)
011	011HWA061 XN	10,500	938	—	938	3	TRADITIONAL (OLD UBIC)
011	011HWA101 XN	2,000	197	—	197	1	TRADITIONAL (OLD UBIC)
011	011HWA111 XN	4,546	146	—	146	1	TRADITIONAL (OLD UBIC)
011	011HWA171 XN	500	171	—	171	1	TRADITIONAL (OLD UBIC)
011	011HWA191 XN	4,000	269	—	269	3	TRADITIONAL (OLD UBIC)
011	011HWA241 XN	1,000	386	—	386	1	TRADITIONAL (OLD UBIC)
011	011HWA551 XN	2,260	658	—	658	3	TRADITIONAL (OLD UBIC)
011	011HWA601 XN	2,000	155	—	155	2	TRADITIONAL (OLD UBIC)
011	011HWAA01 XN	6,357	1,203	—	1,203	5	TRADITIONAL (OLD UBIC)
011	011HWAA21 XN	3,000	351	—	351	2	TRADITIONAL (OLD UBIC)
011	011HWAB01 XN	44,477	7,447	—	7,447	10	TRADITIONAL (OLD UBIC)
011	011HWAC11 XN	68,176	9,827	—	9,827	20	TRADITIONAL (OLD UBIC)
011	011HWAC21 XN	2,000	229	—	229	1	TRADITIONAL (OLD UBIC)
011	011HWAD01 XN	12,787	3,323	—	3,323	12	TRADITIONAL (OLD UBIC)
011	011HWAD21 XN	6,000	2,879	—	2,879	2	TRADITIONAL (OLD UBIC)
011	011HWAD61 XN	1,000	107	—	107	1	TRADITIONAL (OLD UBIC)
011	011HWAD71 XN	33,000	7,588	—	7,588	33	TRADITIONAL (OLD UBIC)
011	011HWAE01 XN	3,000	480	—	480	3	TRADITIONAL (OLD UBIC)
011	011HWAE11 XN	1,000	302	—	302	1	TRADITIONAL (OLD UBIC)
011	011HWAF01 XN	10,788	1,357	—	1,357	5	TRADITIONAL (OLD UBIC)
011	011HWAF11 XN	1,503	499	—	499	2	TRADITIONAL (OLD UBIC)
011	011HWAF21 XN	3,000	2,414	—	2,414	1	TRADITIONAL (OLD UBIC)
011	011HWAF51 XN	239	43	—	43	1	TRADITIONAL (OLD UBIC)
011	011HWAG01 XN	270,801	56,375	—	56,375	289	TRADITIONAL (OLD UBIC)
011	011HWAG11 XN	3,000	306	—	306	3	TRADITIONAL (OLD UBIC)
011	011HWAG61 XN	24,000	3,274	—	3,274	22	TRADITIONAL (OLD UBIC)
011	011HWAG91 XN	49,200	13,223	—	13,223	41	TRADITIONAL (OLD UBIC)
011	011HWAI01 XN	76,489	1,212	—	1,212	9	TRADITIONAL (OLD UBIC)
011	011HWAI11 XN	39,808	283	—	283	4	TRADITIONAL (OLD UBIC)
011	011HWAJ01 XN	20,570	5	—	5	1	TRADITIONAL (OLD UBIC)
011	011HWAOA1 XN	29,725	2,936	—	2,936	5	TRADITIONAL (OLD UBIC)
011	011HWAOB1 XN	30,000	5,641	—	5,641	6	TRADITIONAL (OLD UBIC)
011	011HWAPB1 XN	106,240	8,011	—	8,011	9	TRADITIONAL (OLD UBIC)
011	011HWAQA1 XN	116,974	9,316	—	9,316	23	TRADITIONAL (OLD UBIC)
011	011HWAQB1 XN	442,636	68,133	—	68,133	139	TRADITIONAL (OLD UBIC)
011	011HWARA1 XN	660,220	40,691	—	40,691	57	TRADITIONAL (OLD UBIC)
011	011HWARB1 XN	10,000	769	—	769	1	TRADITIONAL (OLD UBIC)
011	011HWARC1 XN	414,176	20,185	—	20,185	38	TRADITIONAL (OLD UBIC)
011	011HWB0B1 XN	29,958	7,496	—	7,496	1	TRADITIONAL (OLD UBIC)
011	011HWD0A1 XN	8,665	947	—	947	1	TRADITIONAL (OLD UBIC)
011	011HWD0B1 XN	84,559	7,646	—	7,646	4	TRADITIONAL (OLD UBIC)
011	011HWE201 XN	7,874	1,739	—	1,739	6	TRADITIONAL (OLD UBIC)
011	011HWE501 XN	3,000	634	—	634	3	TRADITIONAL (OLD UBIC)
011	011HWE901 XN	7,000	1,423	—	1,423	5	TRADITIONAL (OLD UBIC)
011	011HWEA01 XN	13,000	570	—	570	5	TRADITIONAL (OLD UBIC)
011	011HWEA11 XN	1,000	234	—	234	1	TRADITIONAL (OLD UBIC)
011	011HWEFA1 XN	59,857	6,584	—	6,584	17	TRADITIONAL (OLD UBIC)
011	011HWEFB1 XN	30,920	7,707	—	7,707	10	TRADITIONAL (OLD UBIC)
011	011HWEGA1 XN	72,500	3,677	—	3,677	13	TRADITIONAL (OLD UBIC)
011	011HWEGB1 XN	5,000	290	—	290	1	TRADITIONAL (OLD UBIC)
011	011HWEI11 XN	3,000	736	—	736	3	TRADITIONAL (OLD UBIC)
011	011HWF0B1 XN	10,000	1,087	—	1,087	2	TRADITIONAL (OLD UBIC)
011	011HWG201 XN	2,607	1,233	—	1,233	1	TRADITIONAL (OLD UBIC)
011	011HWG301 XN	1,000	191	—	191	1	TRADITIONAL (OLD UBIC)
011	011HWG611 XN	1,000	294	—	294	1	TRADITIONAL (OLD UBIC)
011	011HWG901 XN	1,502	127	—	127	1	TRADITIONAL (OLD UBIC)
011	011HWGD01 XN	14,000	3,955	—	3,955	9	TRADITIONAL (OLD UBIC)
011	011HWGE01 XN	7,000	859	—	859	6	TRADITIONAL (OLD UBIC)
011	011HWGE21 XN	3,000	293	—	293	1	TRADITIONAL (OLD UBIC)
011	011HWGG01 XN	17,244	4,843	—	4,843	13	TRADITIONAL (OLD UBIC)
011	011HWGH41 XN	1,000	270	—	270	1	TRADITIONAL (OLD UBIC)
011	011HWGH51 XN	6,876	1,686	—	1,686	2	TRADITIONAL (OLD UBIC)
011	011HWGI01 XN	924	2	—	2	1	TRADITIONAL (OLD UBIC)
011	011HWGJA1 XN	65,129	11,180	—	11,180	18	TRADITIONAL (OLD UBIC)
011	011HWGJB1 XN	109,725	15,085	—	15,085	49	TRADITIONAL (OLD UBIC)
011	011HWGKA1 XN	27,170	7,378	—	7,378	11	TRADITIONAL (OLD UBIC)
011	011HWGKB1 XN	60,537	12,439	—	12,439	36	TRADITIONAL (OLD UBIC)
011	011HWGL01 XN	13,932	3,169	—	3,169	3	TRADITIONAL (OLD UBIC)
011	011HWGM01 XN	11,709	6,119	—	6,119	1	TRADITIONAL (OLD UBIC)
011	011HWGP01 XN	2,000	1,178	—	1,178	2	TRADITIONAL (OLD UBIC)
011	011HWGS01 XN	5,000	1,778	—	1,778	1	TRADITIONAL (OLD UBIC)
011	011HWGT01 XN	11,500	5,465	—	5,465	9	TRADITIONAL (OLD UBIC)
011	011HWGT31 XN	4,000	1,842	—	1,842	4	TRADITIONAL (OLD UBIC)
011	011HWGT41 XN	1,000	577	—	577	1	TRADITIONAL (OLD UBIC)
011	011HWH001 XN	5,698	575	—	575	1	TRADITIONAL (OLD UBIC)
011	011HWH101 XN	30,307	13,048	—	13,048	8	TRADITIONAL (OLD UBIC)
011	011HWK001 XN	3,000	1,295	—	1,295	3	TRADITIONAL (OLD UBIC)
011	011HWK101 XN	2,891	466	—	466	4	TRADITIONAL (OLD UBIC)
011	011HWK401 XN	500	46	—	46	1	TRADITIONAL (OLD UBIC)
011	011HWK501 XN	600	204	—	204	3	TRADITIONAL (OLD UBIC)
011	011HWK611 XN	2,000	263	—	263	3	TRADITIONAL (OLD UBIC)
011	011HWKD01 XN	2,000	398	—	398	1	TRADITIONAL (OLD UBIC)
011	011HWKE01 XN	650	29	—	29	2	TRADITIONAL (OLD UBIC)
011	011HWL001 XN	1,551	804	—	804	1	TRADITIONAL (OLD UBIC)
011	011HWP001 XN	2,000	816	—	816	2	TRADITIONAL (OLD UBIC)
011	011HWR101 XN	10,000	4,416	—	4,416	1	TRADITIONAL (OLD UBIC)
011	011HWR2B1 XN	7,000	199	—	199	2	TRADITIONAL (OLD UBIC)
011	011HWR321 XN	32,300	6,734	—	6,734	36	TRADITIONAL (OLD UBIC)

011	011JA0011 XN	73,140	48,388	—	48,388	17	TRADITIONAL (OLD UBIC)
011	011JA1011 XN	142,000	95,348	—	95,348	13	TRADITIONAL (OLD UBIC)
011	011JA3011 XN	197,000	112,047	—	112,047	10	TRADITIONAL (OLD UBIC)
011	011JCD111 XN	48,450	450	—	450	1	TRADITIONAL (OLD UBIC)
011	011JCE111 XN	55,015	770	—	770	3	TRADITIONAL (OLD UBIC)
011	011JCE211 XN	51,650	600	—	600	2	TRADITIONAL (OLD UBIC)
011	011JCSA11 XN	78,500	425	—	425	19	TRADITIONAL (OLD UBIC)
011	011JCSB11 XN	70,425	498	—	498	10	TRADITIONAL (OLD UBIC)
011	011JCTA11 XN	19,200	108	—	108	1	TRADITIONAL (OLD UBIC)
011	011JCTB11 XN	64,200	410	—	410	7	TRADITIONAL (OLD UBIC)
011	011JG0011 XN	269,480	195,289	—	195,289	339	TRADITIONAL (OLD UBIC)
011	011JG0111 XN	67,275	48,842	—	48,842	93	TRADITIONAL (OLD UBIC)
011	011JG1011 XN	392,404	226,850	—	226,850	109	TRADITIONAL (OLD UBIC)
011	011JG2011 XN	7,000	4,568	—	4,568	8	TRADITIONAL (OLD UBIC)
011	011JG3011 XN	56,900	43,631	27	43,658	195	TRADITIONAL (OLD UBIC)
011	011JG4011 XN	3,700	3,239	—	3,239	6	TRADITIONAL (OLD UBIC)
011	011JG5011 XN	1,000	894	—	894	2	TRADITIONAL (OLD UBIC)
011	011JG6011 XN	2,500	1,335	—	1,335	4	TRADITIONAL (OLD UBIC)
011	011JG7011 XN	3,950	2,997	—	2,997	7	TRADITIONAL (OLD UBIC)
011	011JG9211 XN	6,000	4,369	—	4,369	2	TRADITIONAL (OLD UBIC)
011	011JGA011 XN	5,000	3,087	—	3,087	1	TRADITIONAL (OLD UBIC)
011	011JGB011 XN	6,000	4,644	—	4,644	3	TRADITIONAL (OLD UBIC)
011	011JGD011 XN	45,000	30,019	—	30,019	9	TRADITIONAL (OLD UBIC)
011	011JGE011 XN	10,000	7,416	—	7,416	2	TRADITIONAL (OLD UBIC)
011	011JGF011 XN	17,000	11,101	—	11,101	2	TRADITIONAL (OLD UBIC)
011	011JGH011 XN	62,500	45,057	—	45,057	12	TRADITIONAL (OLD UBIC)
011	011JGI011 XN	17,000	13,701	24	13,725	11	TRADITIONAL (OLD UBIC)
011	011JH0011 XN	26,500	16,627	2	16,629	25	TRADITIONAL (OLD UBIC)
011	011JH1011 XN	38,500	31,244	—	31,244	9	TRADITIONAL (OLD UBIC)
011	011LB0011 XN	7,000	65	—	65	14	TRADITIONAL (OLD UBIC)
011	011LB1011 XN	1,000	346	—	346	2	TRADITIONAL (OLD UBIC)
011	011LC0011 XN	2,250,000	3,264	—	3,264	150	TRADITIONAL (OLD UBIC)
011	011LD2011 XN	2,500	10	—	10	1	TRADITIONAL (OLD UBIC)
011	011LD4011 XN	5,000	332	15	347	5	TRADITIONAL (OLD UBIC)
011	011LD5011 XN	26,000	2,579	38	2,617	26	TRADITIONAL (OLD UBIC)
011	011ME5F11 XN	1,068,000	174,764	—	174,764	75	TRADITIONAL (OLD UBIC)
011	011ME5M11 XN	1,124,100	266,602	—	266,602	61	TRADITIONAL (OLD UBIC)
011	011MEF111 XN	3,456,320	1,248,867	845	1,249,712	544	TRADITIONAL (OLD UBIC)
011	011MEF311 XN	68,500	21,109	18	21,127	9	TRADITIONAL (OLD UBIC)
011	011MEM111 XN	1,381,810	462,735	—	462,735	222	TRADITIONAL (OLD UBIC)
011	011MEM311 XN	29,000	8,417	—	8,417	4	TRADITIONAL (OLD UBIC)
011	011MEU111 XN	30,000	10,328	—	10,328	4	TRADITIONAL (OLD UBIC)
011	011ML0011 XN	12,500	5,550	—	5,550	2	TRADITIONAL (OLD UBIC)
011	011ML1011 XN	4,500	2,477	—	2,477	2	TRADITIONAL (OLD UBIC)
011	011ML2011 XN	88,000	43,475	—	43,475	79	TRADITIONAL (OLD UBIC)
011	011MM0011 XN	50,000	33,440	—	33,440	5	TRADITIONAL (OLD UBIC)
011	011MM1011 XN	23,600	8,370	—	8,370	2	TRADITIONAL (OLD UBIC)
011	011MM2011 XN	10,000	7,690	11	7,701	7	TRADITIONAL (OLD UBIC)
011	011MM3011 XN	10,000	5,730	—	5,730	1	TRADITIONAL (OLD UBIC)
011	011MM4A11 XN	123,997	24,696	2	24,698	15	TRADITIONAL (OLD UBIC)
011	011MM4B11 XN	513,000	96,419	59	96,478	62	TRADITIONAL (OLD UBIC)
011	011MM5A11 XN	47,010	13,946	—	13,946	7	TRADITIONAL (OLD UBIC)
011	011MM5B11 XN	73,150	40,374	—	40,374	19	TRADITIONAL (OLD UBIC)
011	011MM7011 XN	12,500	2,973	—	2,973	5	TRADITIONAL (OLD UBIC)
011	011MM8011 XN	33,000	25,606	—	25,606	18	TRADITIONAL (OLD UBIC)
011	011MM8111 XN	10,150	6,677	—	6,677	3	TRADITIONAL (OLD UBIC)
011	011MM9011 XN	13,000	10,311	—	10,311	2	TRADITIONAL (OLD UBIC)
011	011MM9111 XN	10,000	7,440	—	7,440	1	TRADITIONAL (OLD UBIC)
011	011MM9211 XN	10,000	6,930	—	6,930	2	TRADITIONAL (OLD UBIC)
011	011MMA011 XN	429,500	273,233	—	273,233	121	TRADITIONAL (OLD UBIC)
011	011MMA111 XN	26,000	20,338	—	20,338	10	TRADITIONAL (OLD UBIC)
011	011MMB011 XN	1,436,669	198,902	—	198,902	104	TRADITIONAL (OLD UBIC)
011	011MME011 XN	47,730	5,203	—	5,203	2	TRADITIONAL (OLD UBIC)
011	011MMF011 XN	6,994,000	615,184	651	615,835	352	TRADITIONAL (OLD UBIC)
011	011PEC501 XN	3,847	2,176	556	2,732	1	TRADITIONAL (OLD UBIC)
011	011PEC601 XN	1,398	1,162	—	1,162	1	TRADITIONAL (OLD UBIC)
011	011PEC901 XN	3,369	2,019	518	2,537	1	TRADITIONAL (OLD UBIC)
011	011PECA01 XN	2,000	1,318	288	1,606	2	TRADITIONAL (OLD UBIC)
011	011PECB01 XN	367,500	219,143	77,793	296,935	133	TRADITIONAL (OLD UBIC)
011	011PECC01 XN	269,500	159,581	55,292	214,873	77	TRADITIONAL (OLD UBIC)
011	011PECE01 XN	2,327	1,493	239	1,732	1	TRADITIONAL (OLD UBIC)
011	011PECG01 XN	1,268	621	130	752	1	TRADITIONAL (OLD UBIC)
011	011PECH01 XN	642	456	170	627	1	TRADITIONAL (OLD UBIC)
011	011PEH601 XN	2,796	2,170	—	2,170	1	TRADITIONAL (OLD UBIC)
011	011PEHCB1 XN	21,398	13,827	982	14,809	7	TRADITIONAL (OLD UBIC)
011	011PEHF11 XN	2,605	1,333	225	1,558	1	TRADITIONAL (OLD UBIC)
011	011PEKD01 XN	709	409	31	440	1	TRADITIONAL (OLD UBIC)
011	011PEKD51 XN	13,937	11,320	327	11,648	2	TRADITIONAL (OLD UBIC)
011	011PEL101 XN	22,500	13,848	4,643	18,490	6	TRADITIONAL (OLD UBIC)
011	011PEM301 XN	3,836	2,673	113	2,787	2	TRADITIONAL (OLD UBIC)
011	011PEO001 XN	16,000	9,747	4,850	14,597	4	TRADITIONAL (OLD UBIC)
011	011PEO101 XN	13,150	6,979	5,133	12,113	4	TRADITIONAL (OLD UBIC)
011	011PEP001 XN	7,000	4,833	22	4,854	5	TRADITIONAL (OLD UBIC)
011	011PEP101 XN	68,334	52,463	1,427	53,890	69	TRADITIONAL (OLD UBIC)
011	011PEP201 XN	9,500	6,929	565	7,494	10	TRADITIONAL (OLD UBIC)
011	011PEQ101 XN	414,940	319,311	16,091	335,401	214	TRADITIONAL (OLD UBIC)
011	011PEQ201 XN	183,089	110,482	39,325	149,808	133	TRADITIONAL (OLD UBIC)
011	011PEQ301 XN	3,358	2,096	782	2,878	2	TRADITIONAL (OLD UBIC)
011	011PEQ401 XN	7,000	4,865	389	5,254	7	TRADITIONAL (OLD UBIC)
011	011PGE231 XN	4,761	3,775	—	3,775	1	TRADITIONAL (OLD UBIC)
011	011PGE301 XN	5,927	4,700	—	4,700	1	TRADITIONAL (OLD UBIC)
011	011PGG0A1 XN	8,619	4,878	728	5,606	1	TRADITIONAL (OLD UBIC)
011	011PJA001 XN	681	579	34	613	1	TRADITIONAL (OLD UBIC)
011	011PJA101 XN	15,452	11,963	2	11,966	3	TRADITIONAL (OLD UBIC)
011	011PJA201 XN	36,000	32,969	25	32,994	36	TRADITIONAL (OLD UBIC)
011	011PJA301 XN	89,926	56,286	193	56,480	12	TRADITIONAL (OLD UBIC)
011	011PJG101 XN	545,479	378,394	506	378,900	151	TRADITIONAL (OLD UBIC)
011	011PJG301 XN	1,500	1,383	4	1,387	3	TRADITIONAL (OLD UBIC)
011	011PJG501 XN	500	463	2	465	1	TRADITIONAL (OLD UBIC)
011	011PJGE01 XN	4,659	2,191	3	2,194	3	TRADITIONAL (OLD UBIC)
011	011PJGI01 XN	2,788	2,116	3	2,119	3	TRADITIONAL (OLD UBIC)
011	011PME5F1 XN	103,339	39,941	—	39,941	30	TRADITIONAL (OLD UBIC)
011	011PME5M1 XN	134,595	33,071	397	33,469	38	TRADITIONAL (OLD UBIC)
011	011PMEF11 XN	29,167	19,220	0	19,221	25	TRADITIONAL (OLD UBIC)
011	011PMEF31 XN	1,571	996	—	996	3	TRADITIONAL (OLD UBIC)
011	011PMEM11 XN	11,894	8,261	72	8,332	26	TRADITIONAL (OLD UBIC)
011	011PMEM31 XN	88	55	1	56	1	TRADITIONAL (OLD UBIC)
011	011PML201 XN	466	279	0	280	1	TRADITIONAL (OLD UBIC)
011	011PMM001 XN	6,281	5,588	—	5,588	3	TRADITIONAL (OLD UBIC)
011	011PMM4A1 XN	367	302	—	302	1	TRADITIONAL (OLD UBIC)
011	011PMM4B1 XN	8,945	5,283	30	5,313	4	TRADITIONAL (OLD UBIC)
011	011PMM5A1 XN	3,076	2,170	—	2,170	1	TRADITIONAL (OLD UBIC)
011	011PMM5B1 XN	4,495	2,858	18	2,876	2	TRADITIONAL (OLD UBIC)
011	011PMM801 XN	1,317	1,192	18	1,211	1	TRADITIONAL (OLD UBIC)
011	011PMMA01 XN	200,099	164,972	12,005	176,976	196	TRADITIONAL (OLD UBIC)
011	011PMMA11 XN	59,285	54,890	2,035	56,925	69	TRADITIONAL (OLD UBIC)
011	011PMMB01 XN	147,846	62,370	—	62,370	80	TRADITIONAL (OLD UBIC)
011	011PMMF01 XN	64,252	17,937	18	17,955	28	TRADITIONAL (OLD UBIC)
011	011PWA011 XN	1,104	1,014	—	1,014	1	TRADITIONAL (OLD UBIC)

011	011PWA021 XN	4,674	4,500	11	4,511	3	TRADITIONAL (OLD UBIC)
011	011PWA031 XN	29,500	21,289	—	21,289	2	TRADITIONAL (OLD UBIC)
011	011PWA041 XN	14,673	10,248	10	10,258	4	TRADITIONAL (OLD UBIC)
011	011PWA061 XN	23,799	20,312	2	20,314	4	TRADITIONAL (OLD UBIC)
011	011PWA101 XN	1,064	924	3	926	1	TRADITIONAL (OLD UBIC)
011	011PWA121 XN	47,160	36,990	75	37,065	5	TRADITIONAL (OLD UBIC)
011	011PWA141 XN	3,876	2,833	—	2,833	1	TRADITIONAL (OLD UBIC)
011	011PWA151 XN	2,908	2,713	—	2,713	1	TRADITIONAL (OLD UBIC)
011	011PWA201 XN	2,103	1,843	—	1,843	1	TRADITIONAL (OLD UBIC)
011	011PWA211 XN	15,435	14,391	7	14,398	13	TRADITIONAL (OLD UBIC)
011	011PWA261 XN	18,743	14,572	17	14,589	6	TRADITIONAL (OLD UBIC)
011	011PWA271 XN	1,420,020	1,076,531	90	1,076,621	972	TRADITIONAL (OLD UBIC)
011	011PWA281 XN	43,738	27,679	106	27,785	21	TRADITIONAL (OLD UBIC)
011	011PWA291 XN	78,443	59,971	109	60,079	44	TRADITIONAL (OLD UBIC)
011	011PWA301 XN	216,963	148,952	358	149,310	107	TRADITIONAL (OLD UBIC)
011	011PWA311 XN	198,698	154,698	—	154,698	93	TRADITIONAL (OLD UBIC)
011	011PWA321 XN	4,013	2,334	6	2,339	3	TRADITIONAL (OLD UBIC)
011	011PWA331 XN	25,707	14,139	75	14,214	5	TRADITIONAL (OLD UBIC)
011	011PWA341 XN	19,881	12,094	21	12,115	15	TRADITIONAL (OLD UBIC)
011	011PWA351 XN	112,782	90,523	81	90,604	86	TRADITIONAL (OLD UBIC)
011	011PWA361 XN	23,176	19,109	7	19,116	15	TRADITIONAL (OLD UBIC)
011	011PWA371 XN	2,360	2,049	3	2,053	2	TRADITIONAL (OLD UBIC)
011	011PWA381 XN	15,000	11,893	—	11,893	30	TRADITIONAL (OLD UBIC)
011	011PWA391 XN	27,862	14,679	12	14,691	16	TRADITIONAL (OLD UBIC)
011	011PWA411 XN	321	272	—	272	2	TRADITIONAL (OLD UBIC)
011	011PWA421 XN	18,174	14,663	—	14,663	3	TRADITIONAL (OLD UBIC)
011	011PWA431 XN	118,237	83,953	78	84,031	50	TRADITIONAL (OLD UBIC)
011	011PWA441 XN	133,877	104,259	—	104,259	90	TRADITIONAL (OLD UBIC)
011	011PWA451 XN	10,907	8,008	21	8,028	10	TRADITIONAL (OLD UBIC)
011	011PWA461 XN	10,000	6,400	10	6,410	2	TRADITIONAL (OLD UBIC)
011	011PWA471 XN	13,903	9,397	6	9,402	9	TRADITIONAL (OLD UBIC)
011	011PWA491 XN	16,000	13,524	16	13,540	31	TRADITIONAL (OLD UBIC)
011	011PWA501 XN	123,508	66,803	13,360	80,163	35	TRADITIONAL (OLD UBIC)
011	011PWA531 XN	3,082	2,833	8	2,841	3	TRADITIONAL (OLD UBIC)
011	011PWA581 XN	6,873	5,190	8	5,198	3	TRADITIONAL (OLD UBIC)
011	011PWA601 XN	2,118	1,736	—	1,736	1	TRADITIONAL (OLD UBIC)
011	011PWA631 XN	5,890	3,213	535	3,748	1	TRADITIONAL (OLD UBIC)
011	011PWA671 XN	19,179	16,738	21	16,759	17	TRADITIONAL (OLD UBIC)
011	011PWAA01 XN	5,750	4,002	22	4,024	1	TRADITIONAL (OLD UBIC)
011	011PWAA11 XN	8,109	6,309	8	6,317	1	TRADITIONAL (OLD UBIC)
011	011PWAB01 XN	19,989	13,984	20	14,004	7	TRADITIONAL (OLD UBIC)
011	011PWAB11 XN	11,559	9,322	15	9,337	2	TRADITIONAL (OLD UBIC)
011	011PWAC11 XN	78,528	65,954	50	66,003	20	TRADITIONAL (OLD UBIC)
011	011PWAC21 XN	4,517	4,454	—	4,454	1	TRADITIONAL (OLD UBIC)
011	011PWAD11 XN	2,225	1,940	42	1,982	1	TRADITIONAL (OLD UBIC)
011	011PWAD41 XN	844	724	19	744	1	TRADITIONAL (OLD UBIC)
011	011PWAD71 XN	883	827	1	828	1	TRADITIONAL (OLD UBIC)
011	011PWAE01 XN	794	688	—	688	1	TRADITIONAL (OLD UBIC)
011	011PWAF01 XN	1,014	530	32	562	1	TRADITIONAL (OLD UBIC)
011	011PWAF41 XN	872	689	—	689	1	TRADITIONAL (OLD UBIC)
011	011PWAF51 XN	1,500	1,416	—	1,416	1	TRADITIONAL (OLD UBIC)
011	011PWAG01 XN	17,607	14,587	12	14,599	15	TRADITIONAL (OLD UBIC)
011	011PWAG11 XN	10,074	8,741	5	8,746	5	TRADITIONAL (OLD UBIC)
011	011PWAG21 XN	2,508	2,013	68	2,081	2	TRADITIONAL (OLD UBIC)
011	011PWAG61 XN	6,692	5,412	200	5,612	1	TRADITIONAL (OLD UBIC)
011	011PWAG91 XN	24,261	20,937	22	20,958	11	TRADITIONAL (OLD UBIC)
011	011PWAGA1 XN	1,818	1,630	39	1,669	1	TRADITIONAL (OLD UBIC)
011	011PWAI01 XN	472,362	247,015	—	247,015	259	TRADITIONAL (OLD UBIC)
011	011PWAI11 XN	339,379	185,984	—	185,984	199	TRADITIONAL (OLD UBIC)
011	011PWAJ01 XN	202,517	104,000	—	104,000	47	TRADITIONAL (OLD UBIC)
011	011PWAJ11 XN	148,464	81,400	—	81,400	35	TRADITIONAL (OLD UBIC)
011	011PWAK01 XN	71,351	46,310	—	46,310	9	TRADITIONAL (OLD UBIC)
011	011PWAK11 XN	6,051	3,397	—	3,397	4	TRADITIONAL (OLD UBIC)
011	011PWAL01 XN	43,822	24,950	3,804	28,754	28	TRADITIONAL (OLD UBIC)
011	011PWAL11 XN	32,580	26,305	1,832	28,137	26	TRADITIONAL (OLD UBIC)
011	011PWAM01 XN	22,414	13,183	499	13,682	20	TRADITIONAL (OLD UBIC)
011	011PWAM11 XN	32,045	26,821	1,191	28,012	35	TRADITIONAL (OLD UBIC)
011	011PWANF1 XN	2,737	2,100	—	2,100	4	TRADITIONAL (OLD UBIC)
011	011PWANM1 XN	595	391	2	393	1	TRADITIONAL (OLD UBIC)
011	011PWAOA1 XN	14,590	12,064	12	12,075	3	TRADITIONAL (OLD UBIC)
011	011PWAOB1 XN	8,920	7,225	16	7,241	2	TRADITIONAL (OLD UBIC)
011	011PWAPA1 XN	4,853	3,733	20	3,753	3	TRADITIONAL (OLD UBIC)
011	011PWAPB1 XN	21,001	15,783	—	15,783	5	TRADITIONAL (OLD UBIC)
011	011PWAQA1 XN	27,474	17,136	—	17,136	7	TRADITIONAL (OLD UBIC)
011	011PWAQB1 XN	82,070	65,621	—	65,621	23	TRADITIONAL (OLD UBIC)
011	011PWARA1 XN	61,378	44,393	62	44,455	20	TRADITIONAL (OLD UBIC)
011	011PWARC1 XN	28,850	20,651	19	20,670	17	TRADITIONAL (OLD UBIC)
011	011PWB0A1 XN	651	651	—	651	1	TRADITIONAL (OLD UBIC)
011	011PWB0B1 XN	6,256	4,396	—	4,396	2	TRADITIONAL (OLD UBIC)
011	011PWC101 XN	8,078	7,328	10	7,338	1	TRADITIONAL (OLD UBIC)
011	011PWD0A1 XN	5,916	3,992	20	4,012	2	TRADITIONAL (OLD UBIC)
011	011PWD0B1 XN	2,434	1,452	—	1,452	2	TRADITIONAL (OLD UBIC)
011	011PWE001 XN	1,128	889	—	889	1	TRADITIONAL (OLD UBIC)
011	011PWE201 XN	3,000	2,290	—	2,290	3	TRADITIONAL (OLD UBIC)
011	011PWE401 XN	19,772	10,505	—	10,505	3	TRADITIONAL (OLD UBIC)
011	011PWE901 XN	1,296	826	4	830	1	TRADITIONAL (OLD UBIC)
011	011PWEFA1 XN	1,471	1,071	—	1,071	1	TRADITIONAL (OLD UBIC)
011	011PWEFB1 XN	9,270	5,933	—	5,933	3	TRADITIONAL (OLD UBIC)
011	011PWEGA1 XN	4,691	2,329	4	2,333	4	TRADITIONAL (OLD UBIC)
011	011PWF0B1 XN	2,708	2,060	1	2,061	2	TRADITIONAL (OLD UBIC)
011	011PWF401 XN	2,273	1,999	2	2,001	2	TRADITIONAL (OLD UBIC)
011	011PWG201 XN	6,240	3,493	—	3,493	2	TRADITIONAL (OLD UBIC)
011	011PWG901 XN	50,741	30,335	45	30,380	10	TRADITIONAL (OLD UBIC)
011	011PWGE01 XN	4,227	2,630	8	2,638	5	TRADITIONAL (OLD UBIC)
011	011PWGE21 XN	714	433	—	433	1	TRADITIONAL (OLD UBIC)
011	011PWGF01 XN	113,508	77,661	165	77,826	26	TRADITIONAL (OLD UBIC)
011	011PWGF11 XN	50,996	33,029	53	33,082	15	TRADITIONAL (OLD UBIC)
011	011PWGG01 XN	3,057	2,426	—	2,426	2	TRADITIONAL (OLD UBIC)
011	011PWGH41 XN	1,000	555	33	588	1	TRADITIONAL (OLD UBIC)
011	011PWGH51 XN	2,414	1,714	—	1,714	1	TRADITIONAL (OLD UBIC)
011	011PWGJA1 XN	5,000	2,305	15	2,320	1	TRADITIONAL (OLD UBIC)
011	011PWGJB1 XN	1,203	727	—	727	1	TRADITIONAL (OLD UBIC)
011	011PWGKA1 XN	2,843	2,568	2	2,570	2	TRADITIONAL (OLD UBIC)
011	011PWGKB1 XN	21,981	15,194	25	15,219	14	TRADITIONAL (OLD UBIC)
011	011PWGL01 XN	10,370	6,128	20	6,148	3	TRADITIONAL (OLD UBIC)
011	011PWGM01 XN	2,338	1,944	8	1,952	1	TRADITIONAL (OLD UBIC)
011	011PWGQ21 XN	2,295	1,369	3	1,372	1	TRADITIONAL (OLD UBIC)
011	011PWH101 XN	174,994	116,468	182	116,651	57	TRADITIONAL (OLD UBIC)
011	011PWH211 XN	4,316	3,766	—	3,766	1	TRADITIONAL (OLD UBIC)
011	011PWK401 XN	-	-	—	-	1	TRADITIONAL (OLD UBIC)
011	011PWKG01 XN	4,500	3,709	3	3,712	4	TRADITIONAL (OLD UBIC)
011	011PWKH01 XN	73,112	56,963	95	57,059	76	TRADITIONAL (OLD UBIC)
011	011PWKI01 XN	185,518	155,667	664	156,331	211	TRADITIONAL (OLD UBIC)
011	011PWKJ01 XN	180,443	142,001	119	142,121	142	TRADITIONAL (OLD UBIC)
011	011PWKK01 XN	112,930	100,304	56	100,360	88	TRADITIONAL (OLD UBIC)
011	011PWL001 XN	1,198	1,069	—	1,069	1	TRADITIONAL (OLD UBIC)
011	011PWR101 XN	4,071	2,981	—	2,981	1	TRADITIONAL (OLD UBIC)
011	011PWR111 XN	2,739	2,369	—	2,369	1	TRADITIONAL (OLD UBIC)
011	011PWR311 XN	2,412	2,292	2	2,294	3	TRADITIONAL (OLD UBIC)

011	011PWR321 XN	500	—	—	—	1	TRADITIONAL (OLD UBIC)
011	011UAA113 XN	—	—	—	—	2	TRADITIONAL (OLD UBIC)
011	011UAA213 XN	414,252	—	—	—	5	TRADITIONAL (OLD UBIC)
011	011UAB113 XN	125,000	—	—	—	4	TRADITIONAL (OLD UBIC)
011	011WA0011 XN	1,000	749	—	749	1	TRADITIONAL (OLD UBIC)
011	011WA0111 XN	50,000	38,460	—	38,460	3	TRADITIONAL (OLD UBIC)
011	011WA0311 XN	213,374	152,753	1	152,755	26	TRADITIONAL (OLD UBIC)
011	011WA0411 XN	10,000	4,190	—	4,190	1	TRADITIONAL (OLD UBIC)
011	011WA0511 XN	20,000	7,854	—	7,854	3	TRADITIONAL (OLD UBIC)
011	011WA0611 XN	166,380	111,792	—	111,792	53	TRADITIONAL (OLD UBIC)
011	011WA0811 XN	36,337	22,825	1	22,826	13	TRADITIONAL (OLD UBIC)
011	011WA1011 XN	57,000	34,443	25	34,468	27	TRADITIONAL (OLD UBIC)
011	011WA1111 XN	13,000	8,669	—	8,669	3	TRADITIONAL (OLD UBIC)
011	011WA1211 XN	50,000	32,775	—	32,775	2	TRADITIONAL (OLD UBIC)
011	011WA1311 XN	25,000	15,250	—	15,250	1	TRADITIONAL (OLD UBIC)
011	011WA1411 XN	95,000	77,300	—	77,300	10	TRADITIONAL (OLD UBIC)
011	011WA1711 XN	5,000	3,745	—	3,745	1	TRADITIONAL (OLD UBIC)
011	011WA1811 XN	6,123	4,283	—	4,283	2	TRADITIONAL (OLD UBIC)
011	011WA1911 XN	7,000	4,626	—	4,626	6	TRADITIONAL (OLD UBIC)
011	011WA2011 XN	53,000	32,989	44	33,033	4	TRADITIONAL (OLD UBIC)
011	011WA2111 XN	6,120	5,095	—	5,095	3	TRADITIONAL (OLD UBIC)
011	011WA2211 XN	13,500	10,301	—	10,301	4	TRADITIONAL (OLD UBIC)
011	011WA2411 XN	6,000	3,697	—	3,697	6	TRADITIONAL (OLD UBIC)
011	011WA2511 XN	7,000	4,650	—	4,650	4	TRADITIONAL (OLD UBIC)
011	011WA5211 XN	500	401	—	401	1	TRADITIONAL (OLD UBIC)
011	011WA5311 XN	4,000	3,165	—	3,165	4	TRADITIONAL (OLD UBIC)
011	011WA5411 XN	5,000	2,961	—	2,961	4	TRADITIONAL (OLD UBIC)
011	011WA5511 XN	6,000	3,828	—	3,828	4	TRADITIONAL (OLD UBIC)
011	011WA5711 XN	5,000	4,220	—	4,220	1	TRADITIONAL (OLD UBIC)
011	011WA5811 XN	7,000	5,057	—	5,057	2	TRADITIONAL (OLD UBIC)
011	011WA6011 XN	13,000	9,126	—	9,126	7	TRADITIONAL (OLD UBIC)
011	011WA6211 XN	25,000	20,500	—	20,500	1	TRADITIONAL (OLD UBIC)
011	011WA6411 XN	100,000	26,200	—	26,200	1	TRADITIONAL (OLD UBIC)
011	011WA6511 XN	25,000	8,125	—	8,125	1	TRADITIONAL (OLD UBIC)
011	011WA6611 XN	10,000	3,240	—	3,240	1	TRADITIONAL (OLD UBIC)
011	011WA6711 XN	378,004	250,283	—	250,283	142	TRADITIONAL (OLD UBIC)
011	011WAA011 XN	256,211	169,951	15	169,966	28	TRADITIONAL (OLD UBIC)
011	011WAA111 XN	49,540	35,116	4	35,120	7	TRADITIONAL (OLD UBIC)
011	011WAA211 XN	25,000	19,850	—	19,850	1	TRADITIONAL (OLD UBIC)
011	011WAB011 XN	450,000	292,837	166	293,002	79	TRADITIONAL (OLD UBIC)
011	011WAB111 XN	108,863	73,072	1	73,073	20	TRADITIONAL (OLD UBIC)
011	011WAC011 XN	11,149	7,793	—	7,793	1	TRADITIONAL (OLD UBIC)
011	011WAC111 XN	1,075,381	703,314	16	703,330	238	TRADITIONAL (OLD UBIC)
011	011WAC211 XN	204,000	147,284	36	147,320	29	TRADITIONAL (OLD UBIC)
011	011WAD011 XN	258,523	175,532	43	175,575	110	TRADITIONAL (OLD UBIC)
011	011WAD111 XN	1,848	1,569	—	1,569	1	TRADITIONAL (OLD UBIC)
011	011WAD211 XN	27,000	20,271	—	20,271	9	TRADITIONAL (OLD UBIC)
011	011WAD311 XN	2,000	1,262	—	1,262	2	TRADITIONAL (OLD UBIC)
011	011WAD411 XN	82,000	61,170	—	61,170	14	TRADITIONAL (OLD UBIC)
011	011WAD511 XN	3,000	2,404	—	2,404	2	TRADITIONAL (OLD UBIC)
011	011WAD611 XN	58,000	44,183	—	44,183	10	TRADITIONAL (OLD UBIC)
011	011WAD711 XN	47,500	34,712	—	34,712	45	TRADITIONAL (OLD UBIC)
011	011WAD911 XN	49,000	37,551	—	37,551	9	TRADITIONAL (OLD UBIC)
011	011WAE011 XN	2,000	1,254	—	1,254	2	TRADITIONAL (OLD UBIC)
011	011WAE111 XN	3,500	2,763	—	2,763	2	TRADITIONAL (OLD UBIC)
011	011WAF011 XN	66,000	42,513	—	42,513	29	TRADITIONAL (OLD UBIC)
011	011WAF111 XN	12,500	9,542	—	9,542	10	TRADITIONAL (OLD UBIC)
011	011WAF211 XN	6,000	4,950	—	4,950	2	TRADITIONAL (OLD UBIC)
011	011WAF311 XN	1,000	645	—	645	1	TRADITIONAL (OLD UBIC)
011	011WAF411 XN	9,000	6,709	3	6,712	4	TRADITIONAL (OLD UBIC)
011	011WAF511 XN	13,549	9,722	—	9,722	6	TRADITIONAL (OLD UBIC)
011	011WAG011 XN	841,231	592,687	—	592,687	674	TRADITIONAL (OLD UBIC)
011	011WAG111 XN	232,500	170,075	—	170,075	60	TRADITIONAL (OLD UBIC)
011	011WAG211 XN	186,000	133,733	—	133,733	27	TRADITIONAL (OLD UBIC)
011	011WAG611 XN	59,000	26,022	—	26,022	53	TRADITIONAL (OLD UBIC)
011	011WAG711 XN	74,500	55,344	10	55,354	18	TRADITIONAL (OLD UBIC)
011	011WAG811 XN	7,000	4,979	1	4,980	7	TRADITIONAL (OLD UBIC)
011	011WAG911 XN	269,985	188,606	25	188,631	162	TRADITIONAL (OLD UBIC)
011	011WAGA11 XN	148,986	114,504	0	114,504	30	TRADITIONAL (OLD UBIC)
011	011WAI011 XN	4,660,596	1,675,769	—	1,675,769	480	TRADITIONAL (OLD UBIC)
011	011WAI111 XN	5,302,515	2,217,317	—	2,217,317	604	TRADITIONAL (OLD UBIC)
011	011WAJ011 XN	3,963,177	1,310,290	—	1,310,290	126	TRADITIONAL (OLD UBIC)
011	011WAJ111 XN	1,965,165	607,088	—	607,088	68	TRADITIONAL (OLD UBIC)
011	011WAK011 XN	1,724,218	769,110	—	769,110	16	TRADITIONAL (OLD UBIC)
011	011WAK111 XN	500,000	128,900	—	128,900	5	TRADITIONAL (OLD UBIC)
011	011WAL011 XN	259,000	98,813	—	98,813	32	TRADITIONAL (OLD UBIC)
011	011WAL111 XN	41,700	23,150	—	23,150	6	TRADITIONAL (OLD UBIC)
011	011WAM011 XN	320,155	110,100	—	110,100	44	TRADITIONAL (OLD UBIC)
011	011WAM111 XN	202,124	115,583	—	115,583	37	TRADITIONAL (OLD UBIC)
011	011WANF11 XN	870,522	298,723	—	298,723	107	TRADITIONAL (OLD UBIC)
011	011WANM11 XN	472,760	154,659	—	154,659	44	TRADITIONAL (OLD UBIC)
011	011WAOA11 XN	47,518	28,330	—	28,330	9	TRADITIONAL (OLD UBIC)
011	011WAOB11 XN	215,060	144,345	10	144,355	37	TRADITIONAL (OLD UBIC)
011	011WAPA11 XN	100,000	44,180	76	44,256	9	TRADITIONAL (OLD UBIC)
011	011WAPB11 XN	611,000	349,032	449	349,481	50	TRADITIONAL (OLD UBIC)
011	011WAQA11 XN	499,477	238,332	103	238,435	106	TRADITIONAL (OLD UBIC)
011	011WAQB11 XN	1,808,301	925,820	412	926,232	424	TRADITIONAL (OLD UBIC)
011	011WARA11 XN	4,368,567	1,745,910	448	1,746,358	328	TRADITIONAL (OLD UBIC)
011	011WARC11 XN	2,842,909	1,256,931	723	1,257,655	334	TRADITIONAL (OLD UBIC)
011	011WARX11 XN	211,664	24,823	—	24,823	22	TRADITIONAL (OLD UBIC)
011	011WB0B11 XN	186,695	121,140	34	121,174	5	TRADITIONAL (OLD UBIC)
011	011WC0011 XN	10,000	7,010	—	7,010	1	TRADITIONAL (OLD UBIC)
011	011WD0A11 XN	85,000	45,485	22	45,507	4	TRADITIONAL (OLD UBIC)
011	011WD0B11 XN	435,000	224,530	6	224,536	21	TRADITIONAL (OLD UBIC)
011	011WE0011 XN	10,000	3,569	5	3,574	4	TRADITIONAL (OLD UBIC)
011	011WE1011 XN	64,758	51,680	593	52,273	10	TRADITIONAL (OLD UBIC)
011	011WE2011 XN	27,000	20,901	50	20,951	21	TRADITIONAL (OLD UBIC)
011	011WE3011 XN	13,000	9,029	27	9,056	3	TRADITIONAL (OLD UBIC)
011	011WE4011 XN	23,000	14,132	13	14,144	5	TRADITIONAL (OLD UBIC)
011	011WE5011 XN	1,000	786	3	789	1	TRADITIONAL (OLD UBIC)
011	011WE7011 XN	830	658	36	694	3	TRADITIONAL (OLD UBIC)
011	011WE8011 XN	500	346	35	381	1	TRADITIONAL (OLD UBIC)
011	011WE9011 XN	18,000	12,625	16	12,641	14	TRADITIONAL (OLD UBIC)
011	011WEA011 XN	15,058	10,305	50	10,355	5	TRADITIONAL (OLD UBIC)
011	011WEA111 XN	1,000	843	2	845	1	TRADITIONAL (OLD UBIC)
011	011WEB011 XN	3,000	2,740	3	2,743	3	TRADITIONAL (OLD UBIC)
011	011WEC011 XN	143,500	105,726	114	105,840	27	TRADITIONAL (OLD UBIC)
011	011WED011 XN	1,000	890	—	890	1	TRADITIONAL (OLD UBIC)
011	011WED111 XN	32,000	23,732	28	23,760	6	TRADITIONAL (OLD UBIC)
011	011WED211 XN	4,000	3,484	13	3,497	2	TRADITIONAL (OLD UBIC)
011	011WEFA11 XN	125,000	59,922	28	59,950	27	TRADITIONAL (OLD UBIC)
011	011WEFB11 XN	219,000	134,199	182	134,381	43	TRADITIONAL (OLD UBIC)
011	011WEGA11 XN	177,500	42,075	—	42,075	34	TRADITIONAL (OLD UBIC)
011	011WEGB11 XN	25,000	11,965	—	11,965	4	TRADITIONAL (OLD UBIC)
011	011WEI011 XN	7,000	5,619	4	5,623	3	TRADITIONAL (OLD UBIC)
011	011WEI111 XN	35,000	26,758	23	26,781	12	TRADITIONAL (OLD UBIC)
011	011WEI211 XN	10,000	8,645	10	8,655	5	TRADITIONAL (OLD UBIC)
011	011WEI511 XN	2,000	1,714	—	1,714	1	TRADITIONAL (OLD UBIC)
011	011WF0B11 XN	15,000	9,484	—	9,484	2	TRADITIONAL (OLD UBIC)

011	011WF1A11 XN	36,000	17,385	330	17,715	2	TRADITIONAL (OLD UBIC)
011	011WF1B11 XN	12,000	6,421	—	6,421	2	TRADITIONAL (OLD UBIC)
011	011WF2011 XN	4,000	3,348	—	3,348	2	TRADITIONAL (OLD UBIC)
011	011WF4011 XN	14,000	9,594	—	9,594	6	TRADITIONAL (OLD UBIC)
011	011WG0011 XN	8,000	4,229	11	4,240	5	TRADITIONAL (OLD UBIC)
011	011WG1011 XN	66,989	49,381	51	49,432	26	TRADITIONAL (OLD UBIC)
011	011WG2011 XN	109,931	75,502	93	75,594	30	TRADITIONAL (OLD UBIC)
011	011WG3011 XN	26,000	20,152	267	20,419	10	TRADITIONAL (OLD UBIC)
011	011WG5011 XN	155,800	98,301	52	98,353	15	TRADITIONAL (OLD UBIC)
011	011WG6011 XN	2,000	1,333	3	1,336	2	TRADITIONAL (OLD UBIC)
011	011WG6111 XN	10,000	6,092	4	6,096	8	TRADITIONAL (OLD UBIC)
011	011WG7011 XN	16,500	11,261	151	11,412	11	TRADITIONAL (OLD UBIC)
011	011WG8011 XN	11,324	8,818	—	8,818	1	TRADITIONAL (OLD UBIC)
011	011WG9011 XN	189,066	112,007	300	112,307	57	TRADITIONAL (OLD UBIC)
011	011WGA011 XN	2,000	1,131	6	1,137	2	TRADITIONAL (OLD UBIC)
011	011WGB011 XN	8,000	6,091	10	6,101	8	TRADITIONAL (OLD UBIC)
011	011WGC011 XN	3,301	1,426	—	1,426	1	TRADITIONAL (OLD UBIC)
011	011WGD011 XN	94,500	61,458	148	61,606	71	TRADITIONAL (OLD UBIC)
011	011WGE011 XN	58,000	39,442	99	39,541	58	TRADITIONAL (OLD UBIC)
011	011WGE111 XN	26,000	14,966	63	15,029	16	TRADITIONAL (OLD UBIC)
011	011WGE211 XN	97,500	62,794	168	62,962	33	TRADITIONAL (OLD UBIC)
011	011WGF011 XN	559,796	389,510	575	390,085	170	TRADITIONAL (OLD UBIC)
011	011WGF111 XN	564,947	384,194	774	384,968	142	TRADITIONAL (OLD UBIC)
011	011WGG011 XN	809,025	540,028	1,168	541,196	298	TRADITIONAL (OLD UBIC)
011	011WGG111 XN	5,000	3,663	18	3,681	3	TRADITIONAL (OLD UBIC)
011	011WGH011 XN	30,000	19,905	52	19,957	30	TRADITIONAL (OLD UBIC)
011	011WGH111 XN	10,000	5,812	4	5,816	8	TRADITIONAL (OLD UBIC)
011	011WGH311 XN	13,500	10,307	11	10,318	5	TRADITIONAL (OLD UBIC)
011	011WGH411 XN	52,000	35,375	73	35,448	30	TRADITIONAL (OLD UBIC)
011	011WGH511 XN	259,535	175,595	395	175,990	200	TRADITIONAL (OLD UBIC)
011	011WGI011 XN	8,000	5,062	5	5,067	5	TRADITIONAL (OLD UBIC)
011	011WGJA11 XN	322,285	157,610	450	158,060	83	TRADITIONAL (OLD UBIC)
011	011WGJB11 XN	621,288	362,652	714	363,366	170	TRADITIONAL (OLD UBIC)
011	011WGKA11 XN	138,353	110,162	116	110,278	76	TRADITIONAL (OLD UBIC)
011	011WGKB11 XN	454,697	328,264	493	328,757	204	TRADITIONAL (OLD UBIC)
011	011WGL011 XN	72,220	53,329	207	53,536	12	TRADITIONAL (OLD UBIC)
011	011WGM011 XN	9,039	6,886	17	6,903	1	TRADITIONAL (OLD UBIC)
011	011WGN011 XN	29,139	19,798	1,607	21,405	2	TRADITIONAL (OLD UBIC)
011	011WGO011 XN	50,888	20,000	16,083	36,083	2	TRADITIONAL (OLD UBIC)
011	011WGP011 XN	65,152	45,069	67	45,136	15	TRADITIONAL (OLD UBIC)
011	011WGQ011 XN	19,000	14,385	18	14,403	19	TRADITIONAL (OLD UBIC)
011	011WGQ111 XN	8,000	6,267	12	6,279	7	TRADITIONAL (OLD UBIC)
011	011WGQ211 XN	149,724	96,346	193	96,539	50	TRADITIONAL (OLD UBIC)
011	011WGR011 XN	3,000	1,642	10	1,652	3	TRADITIONAL (OLD UBIC)
011	011WGS011 XN	75,000	55,390	138	55,528	14	TRADITIONAL (OLD UBIC)
011	011WGT011 XN	491,558	345,258	575	345,833	345	TRADITIONAL (OLD UBIC)
011	011WGT111 XN	4,000	2,537	4	2,541	4	TRADITIONAL (OLD UBIC)
011	011WGT211 XN	35,198	26,593	32	26,625	11	TRADITIONAL (OLD UBIC)
011	011WGT311 XN	233,712	152,722	350	153,072	198	TRADITIONAL (OLD UBIC)
011	011WGT411 XN	50,000	33,321	92	33,413	45	TRADITIONAL (OLD UBIC)
011	011WGT611 XN	171,500	122,368	168	122,536	53	TRADITIONAL (OLD UBIC)
011	011WH1011 XN	220,500	160,860	242	161,102	66	TRADITIONAL (OLD UBIC)
011	011WH2111 XN	3,000	2,691	—	2,691	1	TRADITIONAL (OLD UBIC)
011	011WH3011 XN	34,000	25,184	49	25,233	6	TRADITIONAL (OLD UBIC)
011	011WH3111 XN	11,000	8,657	5	8,662	5	TRADITIONAL (OLD UBIC)
011	011WK0011 XN	14,500	11,154	—	11,154	18	TRADITIONAL (OLD UBIC)
011	011WK1011 XN	9,900	8,588	12	8,601	7	TRADITIONAL (OLD UBIC)
011	011WK3011 XN	5,650	3,945	—	3,945	15	TRADITIONAL (OLD UBIC)
011	011WK4011 XN	5,000	4,203	—	4,203	7	TRADITIONAL (OLD UBIC)
011	011WK5011 XN	2,500	1,709	—	1,709	6	TRADITIONAL (OLD UBIC)
011	011WK6011 XN	10,500	8,542	—	8,542	7	TRADITIONAL (OLD UBIC)
011	011WK6111 XN	5,500	4,504	—	4,504	6	TRADITIONAL (OLD UBIC)
011	011WK7011 XN	1,000	751	—	751	1	TRADITIONAL (OLD UBIC)
011	011WK9111 XN	1,000	956	—	956	1	TRADITIONAL (OLD UBIC)
011	011WKA011 XN	5,000	4,182	—	4,182	3	TRADITIONAL (OLD UBIC)
011	011WKD011 XN	22,000	18,126	—	18,126	13	TRADITIONAL (OLD UBIC)
011	011WKE011 XN	18,500	16,033	—	16,033	32	TRADITIONAL (OLD UBIC)
011	011WL0011 XN	48,230	35,293	61	35,354	14	TRADITIONAL (OLD UBIC)
011	011WM0011 XN	16,393	8,032	42	8,073	2	TRADITIONAL (OLD UBIC)
011	011WM1011 XN	12,619	11,755	26	11,781	3	TRADITIONAL (OLD UBIC)
011	011WN0011 XN	24,764	19,316	80	19,396	4	TRADITIONAL (OLD UBIC)
011	011WP0011 XN	8,000	5,780	20	5,800	4	TRADITIONAL (OLD UBIC)
011	011WQ0011 XN	1,000	946	1	946	2	TRADITIONAL (OLD UBIC)
011	011WR0011 XN	15,000	11,845	—	11,845	3	TRADITIONAL (OLD UBIC)
011	011WR1011 XN	50,800	41,131	—	41,131	5	TRADITIONAL (OLD UBIC)
011	011WR1111 XN	35,000	26,985	—	26,985	4	TRADITIONAL (OLD UBIC)
011	011WR2A11 XN	5,136	1,882	5	1,887	2	TRADITIONAL (OLD UBIC)
011	011WR2B11 XN	21,000	11,767	—	11,767	6	TRADITIONAL (OLD UBIC)
011	011WR3011 XN	11,500	9,916	—	9,916	6	TRADITIONAL (OLD UBIC)
011	011WR3111 XN	2,000	1,868	1	1,869	2	TRADITIONAL (OLD UBIC)
011	011WR3211 XN	54,950	35,406	9	35,416	77	TRADITIONAL (OLD UBIC)
011	011WS4011 XN	343,129	118,952	—	118,952	27	TRADITIONAL (OLD UBIC)
011	011WT5011 XN	1,000	412	—	412	1	TRADITIONAL (OLD UBIC)

Total		120,432,999	34,027,596	283,760	34,311,356	18,490
Adjustments	Error Adjustment	—	—	—	—	—
	Excess Risk Adjustment	4,000,000.00	—	—	424,489	—
Total		124,432,999	34,027,596	283,760	34,735,844	18,490

Company	Plan Code	Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency	Count	Type
011	011BU1111 XN	6,085,000	55,055	—	55,055	242	TRADITIONAL (NEW UBIC)
011	011BU1113 XN	260,000	1,219	—	1,219	8	TRADITIONAL (NEW UBIC)
011	011BU1115 XN	145,000	542	—	542	6	TRADITIONAL (NEW UBIC)	Wilton
011	011BU1P11 XN	1,665,000	15,318	—	15,318	67	TRADITIONAL (NEW UBIC)
011	011BU1P13 XN	90,000	594	—	594	3	TRADITIONAL (NEW UBIC)
011	011HJU111 XN	269,992	10,230	—	10,230	28	TRADITIONAL (NEW UBIC)
011	011HJU112 XN	67,944	—	—	—	9	TRADITIONAL (NEW UBIC)
011	011HJU113 XN	80,742	—	—	—	11	TRADITIONAL (NEW UBIC)
011	011HJU114 XN	7,000	—	—	—	1	TRADITIONAL (NEW UBIC)
011	011HJU115 XN	5,000	—	—	—	1	TRADITIONAL (NEW UBIC)	Wilton
011	011HJU116 XN	22,000	—	—	—	3	TRADITIONAL (NEW UBIC)	Wilton
011	011HWU111 XN	1,779,033	102,685	—	102,685	249	TRADITIONAL (NEW UBIC)
011	011HWV111 XN	247,428	999	—	999	37	TRADITIONAL (NEW UBIC)
011	011HWW111 XN	43,000	1,013	—	1,013	11	TRADITIONAL (NEW UBIC)
011	011HWX111 XN	154,408	8,330	—	8,330	24	TRADITIONAL (NEW UBIC)
011	011HWX113 XN	221,142	11,959	—	11,959	38	TRADITIONAL (NEW UBIC)
011	011HWX115 XN	44,000	423	—	423	8	TRADITIONAL (NEW UBIC)	Wilton
011	011HWY111 XN	177,481	596	—	596	19	TRADITIONAL (NEW UBIC)
011	011HWY113 XN	260,485	8,401	—	8,401	30	TRADITIONAL (NEW UBIC)
011	011HWY115 XN	121,000	381	—	381	10	TRADITIONAL (NEW UBIC)	Wilton
011	011HWY1J3 XN	10,000	14	—	14	1	TRADITIONAL (NEW UBIC)
011	011JU1111 XN	7,732,500	1,151,132	—	1,151,132	1,045	TRADITIONAL (NEW UBIC)
011	011JU1112 XN	2,021,000	335,289	—	335,289	300	TRADITIONAL (NEW UBIC)
011	011JU1113 XN	925,500	90,919	—	90,919	128	TRADITIONAL (NEW UBIC)
011	011JU1114 XN	335,000	37,485	—	37,485	54	TRADITIONAL (NEW UBIC)
011	011JU1115 XN	1,305,000	45,208	—	45,208	161	TRADITIONAL (NEW UBIC)	Wilton
011	011JU1116 XN	483,000	20,640	—	20,640	71	TRADITIONAL (NEW UBIC)	Wilton
011	011JU1P11 XN	2,218,000	289,393	—	289,393	287	TRADITIONAL (NEW UBIC)
011	011JU1P12 XN	588,500	87,748	—	87,748	92	TRADITIONAL (NEW UBIC)

011	011JU1P13 XN	523,000	47,059	—	47,059	71	TRADITIONAL (NEW UBIC)
011	011JU1P14 XN	169,000	20,273	—	20,273	28	TRADITIONAL (NEW UBIC)
011	011JU1P15 XN	596,500	20,404	—	20,404	85	TRADITIONAL (NEW UBIC)	Wilton
011	011JU1P16 XN	236,500	11,646	—	11,646	37	TRADITIONAL (NEW UBIC)	Wilton
011	011MU1111 XN	767,000	66,792	—	66,792	131	TRADITIONAL (NEW UBIC)
011	011MU1P11 XN	229,000	20,796	—	20,796	36	TRADITIONAL (NEW UBIC)
011	011MUK111 XN	2,000	355	—	355	1	TRADITIONAL (NEW UBIC)
011	011MUX111 XN	55,000	5,197	—	5,197	10	TRADITIONAL (NEW UBIC)
011	011MUXP11 XN	9,500	642	—	642	2	TRADITIONAL (NEW UBIC)
011	011MX1111 XN	216,000	13,649	—	13,649	34	TRADITIONAL (NEW UBIC)
011	011MX1113 XN	413,500	25,722	—	25,722	75	TRADITIONAL (NEW UBIC)
011	011MX1115 XN	923,191	16,306	—	16,306	166	TRADITIONAL (NEW UBIC)	Wilton
011	011MX1P11 XN	127,000	7,657	—	7,657	21	TRADITIONAL (NEW UBIC)
011	011MX1P13 XN	168,500	11,758	—	11,758	30	TRADITIONAL (NEW UBIC)
011	011MX1P15 XN	275,000	4,290	—	4,290	50	TRADITIONAL (NEW UBIC)	Wilton
011	011MXX113 XN	8,000	368	—	368	1	TRADITIONAL (NEW UBIC)
011	011MXX115 XN	69,000	811	—	811	14	TRADITIONAL (NEW UBIC)	Wilton
011	011MXXP13 XN	17,000	1,293	—	1,293	2	TRADITIONAL (NEW UBIC)
011	011MXXP15 XN	35,500	560	—	560	7	TRADITIONAL (NEW UBIC)	Wilton
011	011PMU111 XN	3,818	1,480	—	1,480	59	TRADITIONAL (NEW UBIC)
011	011PMX111 XN	24	12	—	12	1	TRADITIONAL (NEW UBIC)
011	011PMX113 XN	181	100	—	100	4	TRADITIONAL (NEW UBIC)
011	011PMX115 XN	40	25	—	25	2	TRADITIONAL (NEW UBIC)	Wilton
011	011PWU111 XN	888	653	—	653	2	TRADITIONAL (NEW UBIC)
011	011PWU112 XN	7,464	3,473	—	3,473	73	TRADITIONAL (NEW UBIC)
011	011PWV112 XN	2,096	754	—	754	6	TRADITIONAL (NEW UBIC)
011	011PWW112 XN	17	9	—	9	2	TRADITIONAL (NEW UBIC)
011	011PWX112 XN	14	9	—	9	2	TRADITIONAL (NEW UBIC)
011	011PWX114 XN	18	11	—	11	1	TRADITIONAL (NEW UBIC)
011	011PWY112 XN	270	84	—	84	1	TRADITIONAL (NEW UBIC)
011	011RCBU11 XN	175,000	105	—	105	35	TRADITIONAL (NEW UBIC)
011	011RCJU10 XN	55,000	33	—	33	11	TRADITIONAL (NEW UBIC)
011	011RCJU11 XN	945,000	567	—	567	188	TRADITIONAL (NEW UBIC)
011	011RCJU13 XN	135,000	81	—	81	27	TRADITIONAL (NEW UBIC)
011	011RCJU15 XN	200,000	120	—	120	40	TRADITIONAL (NEW UBIC)	Wilton
011	011RCMU11 XN	40,000	24	—	24	8	TRADITIONAL (NEW UBIC)
011	011RCMX11 XN	25,000	22	—	22	3	TRADITIONAL (NEW UBIC)
011	011RCMX13 XN	20,000	17	—	17	3	TRADITIONAL (NEW UBIC)
011	011RCMX15 XN	70,000	61	—	61	10	TRADITIONAL (NEW UBIC)	Wilton
011	011RCWU10 XN	110,000	66	—	66	22	TRADITIONAL (NEW UBIC)
011	011RCWU11 XN	2,297,500	1,379	—	1,379	460	TRADITIONAL (NEW UBIC)
011	011RCWX11 XN	175,000	152	—	152	28	TRADITIONAL (NEW UBIC)
011	011RCWX13 XN	372,500	324	—	324	55	TRADITIONAL (NEW UBIC)
011	011RCWX14 XN	30,000	26	—	26	3	TRADITIONAL (NEW UBIC)
011	011RCWX15 XN	380,000	331	—	331	57	TRADITIONAL (NEW UBIC)	Wilton
011	011RCWX16 XN	25,000	22	—	22	3	TRADITIONAL (NEW UBIC)	Wilton
011	011RCWY11 XN	90,000	78	—	78	13	TRADITIONAL (NEW UBIC)
011	011RCWY13 XN	217,500	189	—	189	30	TRADITIONAL (NEW UBIC)
011	011RCWY14 XN	5,000	4	—	4	1	TRADITIONAL (NEW UBIC)
011	011RCWY15 XN	255,000	222	—	222	36	TRADITIONAL (NEW UBIC)	Wilton
011	011RLBU11 XN	250,000	1,133	—	1,133	7	TRADITIONAL (NEW UBIC)
011	011RLBU15 XN	10,000	17	—	17	1	TRADITIONAL (NEW UBIC)	Wilton
011	011RLWU11 XN	560,000	3,724	—	3,724	26	TRADITIONAL (NEW UBIC)
011	011RLWU12 XN	25,000	359	—	359	2	TRADITIONAL (NEW UBIC)
011	011RLWV11 XN	45,000	81	—	81	1	TRADITIONAL (NEW UBIC)
011	011RLWV12 XN	10,000	12	—	12	1	TRADITIONAL (NEW UBIC)
011	011RLWXT3 XN	45,000	627	—	627	3	TRADITIONAL (NEW UBIC)
011	011RLWXT5 XN	60,000	248	—	248	5	TRADITIONAL (NEW UBIC)	Wilton
011	011RLWXT6 XN	20,000	71	—	71	2	TRADITIONAL (NEW UBIC)	Wilton
011	011RLWYT5 XN	90,000	199	—	199	4	TRADITIONAL (NEW UBIC)	Wilton
011	011RLWYT6 XN	50,000	134	—	134	1	TRADITIONAL (NEW UBIC)	Wilton
011	011WU1111 XN	37,296,080	4,621,360	—	4,621,360	5,928	TRADITIONAL (NEW UBIC)
011	011WU1112 XN	3,702,000	356,701	—	356,701	654	TRADITIONAL (NEW UBIC)
011	011WU1P11 XN	9,118,500	1,060,514	—	1,060,514	1,446	TRADITIONAL (NEW UBIC)
011	011WU1P12 XN	1,035,000	90,047	—	90,047	176	TRADITIONAL (NEW UBIC)
011	011WV1111 XN	3,562,000	535,645	—	535,645	418	TRADITIONAL (NEW UBIC)
011	011WV1112 XN	284,000	38,085	—	38,085	43	TRADITIONAL (NEW UBIC)
011	011WV1P11 XN	633,000	72,913	—	72,913	61	TRADITIONAL (NEW UBIC)
011	011WV1P12 XN	77,500	10,670	—	10,670	9	TRADITIONAL (NEW UBIC)
011	011WW1111 XN	825,000	148,583	—	148,583	139	TRADITIONAL (NEW UBIC)
011	011WW1112 XN	52,000	9,587	—	9,587	7	TRADITIONAL (NEW UBIC)
011	011WX11N1 XN	2,523,800	228,213	—	228,213	436	TRADITIONAL (NEW UBIC)
011	011WX11N2 XN	324,000	21,976	—	21,976	61	TRADITIONAL (NEW UBIC)
011	011WX11N3 XN	4,545,500	325,300	—	325,300	754	TRADITIONAL (NEW UBIC)
011	011WX11N4 XN	704,000	40,334	—	40,334	133	TRADITIONAL (NEW UBIC)
011	011WX11N5 XN	6,840,500	188,486	—	188,486	1,147	TRADITIONAL (NEW UBIC)	Wilton
011	011WX11N6 XN	1,283,859	25,400	—	25,400	253	TRADITIONAL (NEW UBIC)	Wilton
011	011WX11S1 XN	538,500	38,992	—	38,992	87	TRADITIONAL (NEW UBIC)
011	011WX11S2 XN	126,500	7,785	—	7,785	25	TRADITIONAL (NEW UBIC)
011	011WX11S3 XN	1,513,000	100,810	—	100,810	236	TRADITIONAL (NEW UBIC)
011	011WX11S4 XN	252,500	13,995	—	13,995	48	TRADITIONAL (NEW UBIC)
011	011WX11S5 XN	2,079,000	50,350	—	50,350	339	TRADITIONAL (NEW UBIC)	Wilton
011	011WX11S6 XN	424,500	9,250	—	9,250	85	TRADITIONAL (NEW UBIC)	Wilton
011	011WX1PN1 XN	972,000	82,300	—	82,300	166	TRADITIONAL (NEW UBIC)
011	011WX1PN2 XN	136,500	10,547	—	10,547	33	TRADITIONAL (NEW UBIC)
011	011WX1PN3 XN	1,792,500	124,043	—	124,043	305	TRADITIONAL (NEW UBIC)
011	011WX1PN4 XN	287,500	17,763	—	17,763	50	TRADITIONAL (NEW UBIC)
011	011WX1PN5 XN	2,404,500	60,453	—	60,453	392	TRADITIONAL (NEW UBIC)	Wilton
011	011WX1PN6 XN	320,500	6,197	—	6,197	70	TRADITIONAL (NEW UBIC)	Wilton
011	011WX1PS1 XN	217,500	15,351	—	15,351	31	TRADITIONAL (NEW UBIC)
011	011WX1PS2 XN	24,000	1,350	—	1,350	4	TRADITIONAL (NEW UBIC)
011	011WX1PS3 XN	415,000	27,773	—	27,773	70	TRADITIONAL (NEW UBIC)
011	011WX1PS4 XN	109,000	6,513	—	6,513	20	TRADITIONAL (NEW UBIC)
011	011WX1PS5 XN	571,000	15,593	—	15,593	104	TRADITIONAL (NEW UBIC)	Wilton
011	011WX1PS6 XN	177,000	3,257	—	3,257	31	TRADITIONAL (NEW UBIC)	Wilton
011	011WY1111 XN	636,000	64,540	—	64,540	81	TRADITIONAL (NEW UBIC)
011	011WY1112 XN	90,000	7,938	—	7,938	14	TRADITIONAL (NEW UBIC)
011	011WY1113 XN	918,000	78,549	—	78,549	117	TRADITIONAL (NEW UBIC)
011	011WY1114 XN	138,000	12,063	—	12,063	20	TRADITIONAL (NEW UBIC)
011	011WY1115 XN	1,886,000	57,165	—	57,165	223	TRADITIONAL (NEW UBIC)	Wilton
011	011WY1116 XN	167,500	5,625	—	5,625	24	TRADITIONAL (NEW UBIC)	Wilton
011	011WY11J1 XN	107,000	2,694	—	2,694	11	TRADITIONAL (NEW UBIC)
011	011WY11J3 XN	133,000	3,124	—	3,124	16	TRADITIONAL (NEW UBIC)
011	011WY11J4 XN	10,000	329	—	329	1	TRADITIONAL (NEW UBIC)
011	011WY11J5 XN	480,000	4,985	—	4,985	51	TRADITIONAL (NEW UBIC)	Wilton
011	011WY1P11 XN	317,000	31,156	—	31,156	35	TRADITIONAL (NEW UBIC)
011	011WY1P12 XN	30,000	2,415	—	2,415	4	TRADITIONAL (NEW UBIC)
011	011WY1P13 XN	526,000	42,698	—	42,698	64	TRADITIONAL (NEW UBIC)
011	011WY1P14 XN	16,000	1,041	—	1,041	3	TRADITIONAL (NEW UBIC)
011	011WY1P15 XN	536,500	16,951	—	16,951	63	TRADITIONAL (NEW UBIC)	Wilton
011	011WY1P16 XN	70,000	2,155	—	2,155	11	TRADITIONAL (NEW UBIC)	Wilton
011	011WY1PJ1 XN	42,000	1,234	—	1,234	5	TRADITIONAL (NEW UBIC)
011	011WY1PJ3 XN	174,000	3,867	—	3,867	18	TRADITIONAL (NEW UBIC)
011	011WY1PJ5 XN	75,000	943	—	943	10	TRADITIONAL (NEW UBIC)	Wilton

Total		130,526,415	11,273,793	—	11,273,793	19,516
Adjustment		4,445,000	—	—	—	—
Total		134,971,415	11,273,793	—	11,273,793	19,516

Company	Plan Code	Amount Inforce	Fund Value	Count	Type
011	011UAA111 XN	3,697,032	509,951.27	63	UL
011	011UAA211 XN	4,648,025	421,998.42	77	UL
011	011UAB111 XN	11,692,697	1,369,839.15	288	UL
011	011UAB211 XN	126,130	28,673.61	4	UL
011	011UAC111 XN	175,000	14,466.00	1	UL
011	011UAD111 XN	136,742	22,383.55	3	UL

Total		20,475,626	2,367,312	436
Adjustments		(795,141)	—	—
Total		19,680,485	2,367,312	436

Company	Plan Code	Amount Inforce	Stat Reserves	Count	Type
026	026BU1111 XN	5,555,000	69,813	345	TRADITIONAL (GRL ASSUMED)
026	026HJU111 XN	437,460	13,598	93	TRADITIONAL (GRL ASSUMED)
026	026HWU111 XN	2,536,674	96,624	623	TRADITIONAL (GRL ASSUMED)
026	026HWU211 XN	5,000	70	1	TRADITIONAL (GRL ASSUMED)
026	026HWV111 XN	523,105	10,787	113	TRADITIONAL (GRL ASSUMED)
026	026JU1111 XN	4,574,500	731,658	1,123	TRADITIONAL (GRL ASSUMED)
026	026JU1112 XN	841,538	130,133	244	TRADITIONAL (GRL ASSUMED)
026	026MU1111 XN	121,750	17,972	39	TRADITIONAL (GRL ASSUMED)
026	026MU1112 XN	173,500	15,226	51	TRADITIONAL (GRL ASSUMED)
026	026PJU111 XN	545	—	1	TRADITIONAL (GRL ASSUMED)
026	026PJU112 XN	13,577	5,593	65	TRADITIONAL (GRL ASSUMED)
026	026PMU111 XN	4,559	1,987	37	TRADITIONAL (GRL ASSUMED)
026	026PMU112 XN	4,975	1,973	26	TRADITIONAL (GRL ASSUMED)
026	026PWU111 XN	310	248	1	TRADITIONAL (GRL ASSUMED)
026	026PWU112 XN	28,426	12,320	147	TRADITIONAL (GRL ASSUMED)
026	026PWV112 XN	6,296	1,365	22	TRADITIONAL (GRL ASSUMED)
026	026R1JU12 XN	793,038	—	227	TRADITIONAL (GRL ASSUMED)
026	026R1JU22 XN	67,000	—	22	TRADITIONAL (GRL ASSUMED)
026	026R1MU12 XN	171,000	—	50	TRADITIONAL (GRL ASSUMED)
026	026R1WU12 XN	1,671,750	—	544	TRADITIONAL (GRL ASSUMED)
026	026R1WU22 XN	6,000	—	2	TRADITIONAL (GRL ASSUMED)
026	026R1WV12 XN	149,500	—	41	TRADITIONAL (GRL ASSUMED)
026	026RCBU11 XN	65,000	39	26	TRADITIONAL (GRL ASSUMED)
026	026RCJU10 XN	10,000	6	4	TRADITIONAL (GRL ASSUMED)
026	026RCJU11 XN	423,750	254	170	TRADITIONAL (GRL ASSUMED)
026	026RCMU10 XN	2,500	2	1	TRADITIONAL (GRL ASSUMED)
026	026RCMU11 XN	5,000	3	2	TRADITIONAL (GRL ASSUMED)
026	026RCWU10 XN	27,500	17	11	TRADITIONAL (GRL ASSUMED)
026	026RCWU11 XN	792,500	476	319	TRADITIONAL (GRL ASSUMED)
026	026RLBU11 XN	125,000	568	8	TRADITIONAL (GRL ASSUMED)
026	026RLJU11 XN	87,500	707	5	TRADITIONAL (GRL ASSUMED)
026	026RLWU11 XN	560,000	3,243	37	TRADITIONAL (GRL ASSUMED)
026	026RLWV11 XN	77,500	295	4	TRADITIONAL (GRL ASSUMED)
026	026WU1111 XN	20,501,750	2,839,014	5,901	TRADITIONAL (GRL ASSUMED)
026	026WU1112 XN	1,666,250	189,636	542	TRADITIONAL (GRL ASSUMED)
026	026WU2111 XN	22,500	3,774	9	TRADITIONAL (GRL ASSUMED)
026	026WU2112 XN	6,000	701	2	TRADITIONAL (GRL ASSUMED)
026	026WV1111 XN	1,847,750	324,886	405	TRADITIONAL (GRL ASSUMED)
026	026WV1112 XN	149,500	26,064	41	TRADITIONAL (GRL ASSUMED)

	Total	44,055,500	4,499,053	11,304
	Adjustments	2,212,000	—	—
	Total	46,267,500	4,499,053	11,304

Company	Plan Cod	Amount Inforce	Stat Reserve	Count	Type
031	031BU1111 XN	250,000	2,109	7	TRADITIONAL (UB_UG DIRECT)
031	031BU1P11 XN	20,000	290	1	TRADITIONAL (UB_UG DIRECT)
031	031HJU111 XN	73,859	—	6	TRADITIONAL (UB_UG DIRECT)
031	031HWU111 XN	189,333	10,842	22	TRADITIONAL (UB_UG DIRECT)
031	031HWV111 XN	10,000	387	1	TRADITIONAL (UB_UG DIRECT)
031	031HWW111 XN	4,000	19	1	TRADITIONAL (UB_UG DIRECT)
031	031HWX111 XN	4,926	36	1	TRADITIONAL (UB_UG DIRECT)
031	031HWX113 XN	2,949	137	1	TRADITIONAL (UB_UG DIRECT)
031	031HWY113 XN	20,000	38	2	TRADITIONAL (UB_UG DIRECT)
031	031JU1111 XN	598,000	88,822	70	TRADITIONAL (UB_UG DIRECT)
031	031JU1112 XN	120,000	19,065	13	TRADITIONAL (UB_UG DIRECT)
031	031JU1113 XN	50,000	4,860	6	TRADITIONAL (UB_UG DIRECT)
031	031JU1114 XN	20,000	2,388	2	TRADITIONAL (UB_UG DIRECT)
031	031JU1115 XN	80,000	3,171	8	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031JU1116 XN	15,000	795	2	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031JU1P11 XN	99,000	15,057	14	TRADITIONAL (UB_UG DIRECT)
031	031JU1P12 XN	28,000	2,657	3	TRADITIONAL (UB_UG DIRECT)
031	031JU1P13 XN	10,000	541	1	TRADITIONAL (UB_UG DIRECT)
031	031JU1P14 XN	10,000	757	1	TRADITIONAL (UB_UG DIRECT)
031	031JU1P15 XN	25,000	902	3	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031MU1111 XN	56,000	5,350	8	TRADITIONAL (UB_UG DIRECT)
031	031MU1P11 XN	28,000	1,766	4	TRADITIONAL (UB_UG DIRECT)
031	031MX1111 XN	40,000	3,180	5	TRADITIONAL (UB_UG DIRECT)
031	031MX1113 XN	109,000	7,278	16	TRADITIONAL (UB_UG DIRECT)
031	031MX1115 XN	99,000	1,316	13	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031MX1P13 XN	17,000	1,016	2	TRADITIONAL (UB_UG DIRECT)
031	031MX1P15 XN	10,000	11	1	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031PMU111 XN	1,018	435	13	TRADITIONAL (UB_UG DIRECT)
031	031PMX113 XN	204	99	4	TRADITIONAL (UB_UG DIRECT)
031	031PMX115 XN	8	5	2	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031PWU112 XN	1,407	399	10	TRADITIONAL (UB_UG DIRECT)
031	031R1WU12 XN	28,000	—	4	TRADITIONAL (UB_UG DIRECT)
031	031R1WU22 XN	125,000	—	20	TRADITIONAL (UB_UG DIRECT)
031	031R1WV12 XN	10,000	—	1	TRADITIONAL (UB_UG DIRECT)
031	031RCBU11 XN	5,000	3	1	TRADITIONAL (UB_UG DIRECT)
031	031RCJU10 XN	30,000	18	6	TRADITIONAL (UB_UG DIRECT)
031	031RCJU11 XN	172,500	104	34	TRADITIONAL (UB_UG DIRECT)
031	031RCJU13 XN	10,000	6	2	TRADITIONAL (UB_UG DIRECT)
031	031RCJU15 XN	5,000	3	1	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031RCMU11 XN	5,000	3	1	TRADITIONAL (UB_UG DIRECT)
031	031RCMX13 XN	10,000	9	1	TRADITIONAL (UB_UG DIRECT)
031	031RCWU10 XN	15,000	9	3	TRADITIONAL (UB_UG DIRECT)
031	031RCWU11 XN	195,000	117	39	TRADITIONAL (UB_UG DIRECT)
031	031RCWX11 XN	55,000	48	7	TRADITIONAL (UB_UG DIRECT)
031	031RCWX13 XN	52,500	46	7	TRADITIONAL (UB_UG DIRECT)
031	031RCWX15 XN	10,000	9	1	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031RCWY11 XN	25,000	22	3	TRADITIONAL (UB_UG DIRECT)
031	031RCWY13 XN	20,000	17	3	TRADITIONAL (UB_UG DIRECT)
031	031RLWU11 XN	50,000	245	1	TRADITIONAL (UB_UG DIRECT)
031	031RLWXT1 XN	20,000	228	1	TRADITIONAL (UB_UG DIRECT)
031	031RLWYT3 XN	20,000	175	1	TRADITIONAL (UB_UG DIRECT)
031	031WU1111 XN	2,508,000	293,946	334	TRADITIONAL (UB_UG DIRECT)
031	031WU1112 XN	128,000	12,866	19	TRADITIONAL (UB_UG DIRECT)
031	031WU1P11 XN	379,000	39,141	44	TRADITIONAL (UB_UG DIRECT)
031	031WU1P12 XN	25,000	3,596	5	TRADITIONAL (UB_UG DIRECT)
031	031WV1111 XN	215,000	38,343	24	TRADITIONAL (UB_UG DIRECT)
031	031WV1112 XN	10,000	2,685	1	TRADITIONAL (UB_UG DIRECT)
031	031WW1111 XN	10,000	2,570	1	TRADITIONAL (UB_UG DIRECT)
031	031WX11N1 XN	366,000	28,936	47	TRADITIONAL (UB_UG DIRECT)

031	031WX11N2 XN	51,000	3,419	8	TRADITIONAL (UB_UG DIRECT)
031	031WX11N3 XN	457,000	36,477	75	TRADITIONAL (UB_UG DIRECT)
031	031WX11N4 XN	50,000	3,222	9	TRADITIONAL (UB_UG DIRECT)
031	031WX11N5 XN	437,000	10,084	59	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031WX11N6 XN	42,500	1,024	7	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031WX11S1 XN	78,000	5,880	8	TRADITIONAL (UB_UG DIRECT)
031	031WX11S2 XN	5,000	279	1	TRADITIONAL (UB_UG DIRECT)
031	031WX11S3 XN	68,000	4,640	11	TRADITIONAL (UB_UG DIRECT)
031	031WX11S4 XN	32,000	1,722	5	TRADITIONAL (UB_UG DIRECT)
031	031WX11S5 XN	79,000	3,096	12	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031WX11S6 XN	6,000	209	1	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031WX1PN1 XN	102,000	5,907	13	TRADITIONAL (UB_UG DIRECT)
031	031WX1PN2 XN	6,000	202	1	TRADITIONAL (UB_UG DIRECT)
031	031WX1PN3 XN	115,000	7,966	17	TRADITIONAL (UB_UG DIRECT)
031	031WX1PN4 XN	28,000	1,539	4	TRADITIONAL (UB_UG DIRECT)
031	031WX1PN5 XN	27,000	652	6	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031WX1PS1 XN	15,000	712	2	TRADITIONAL (UB_UG DIRECT)
031	031WX1PS2 XN	8,000	529	2	TRADITIONAL (UB_UG DIRECT)
031	031WX1PS3 XN	43,000	3,557	3	TRADITIONAL (UB_UG DIRECT)
031	031WX1PS4 XN	12,000	605	2	TRADITIONAL (UB_UG DIRECT)
031	031WX1PS5 XN	5,000	363	1	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031WX1PS6 XN	9,000	350	2	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031WY1111 XN	131,000	10,922	15	TRADITIONAL (UB_UG DIRECT)
031	031WY1113 XN	104,000	6,177	12	TRADITIONAL (UB_UG DIRECT)
031	031WY1115 XN	109,000	4,192	9	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031WY1116 XN	10,000	204	1	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031WY11J1 XN	10,000	334	1	TRADITIONAL (UB_UG DIRECT)
031	031WY11J5 XN	10,000	104	1	TRADITIONAL (UB_UG DIRECT)	Wilton
031	031WY1P13 XN	23,000	2,112	3	TRADITIONAL (UB_UG DIRECT)
031	031WY1P14 XN	10,000	800	1	TRADITIONAL (UB_UG DIRECT)

Total		8,578,204	714,147	1,147
Adjustments		—	—	—
Total		8,578,204	714,147	1,147

5B

Company	Plan Code	Fund Value	Cash Value	Stat Reserve	Count	Type
011	011FA11N1 XN	1,170,870	1,170,870	1,170,870	162	UB - FPDA1-NQ 02:900201
011	011FA11Q1 XN	304,091	304,091	304,091	21	UB - FPDA1-QU 02:R00201
011	011FA12N1 XN	13,659	13,659	13,659	1	UB - FPDA2-NQ 02:900202
011	011FA13N1 XN	753,927	753,927	753,927	100	UB - FPDA3-NQ 02:900203
011	011FA13Q1 XN	891,983	891,983	891,983	44	UB - FPDA3-QU 02:R00203
011	011FA14N1 XN	13,363	13,363	13,363	4	UB - GROUP DEF. ANN. 02:900301
011	011FA15N1 XN	144,143	144,143	144,143	26	UB - ANNUITY RIDER(?)02:900401
011	011PFB011 XN	3,746	3,746	3,746	3	17-01-9-90500 ANN@70-M-UBL404
011	011R3X111 XN	56,482	56,482	56,482	11	17-01-9-90800 ANNUITY RIDERUBL
011	011R3XB11 XN	42,022	42,022	42,022	26	17-UB-9-90600 20P@65 ANN-M-UBL
011	011R3XC11 XN	32,965	32,965	32,965	22	17-UB-9-90601 20P@65 ANN-F-UBL
011	011R3XD11 XN	1,760	1,760	1,760	3	17-01-9-90601 2OP@65 ANN-F-UBL
011	011SA11N1 XN	42,801	42,801	42,801	6	UB - SPDA1-NQ 02:900101
011	011SA12N1 XN	21,614	21,614	21,614	3	UB - SPDA2-NQ 02:900102
011	011SA12Q1 XN	268	268	268	1	UB - SPDA2-QU 02:R00102

Company	Plan Code	Amount Inforce	Fund Value	Cash Value	Count	Type
011	B	149,937.13	97,201.64	97,201.64	100	ANNUITY RIDER

Company	Count	Account Value	CSV	Reserves
011	7	—	—	2,023.06

Total			3,643,630	3,592,917	3,590,894	533
Ajustments			—	—	—	—
Total			3,643,630	3,592,917	3,590,894	533

5C

Company	Count	Reserve	Type
011	24		Payout

Policy #	Monthly Payment	Payment Mode	Stat Reserve		Exhibit 5 Section C
100795916	1378	Annually	3,748.00	N
100868397V	49	Monthly	5,881.00	Y	5,881
100880766V	87	Monthly	9,252.00	Y	9,252
100881261V	133	Monthly	11,954.00	Y	11,954
100889683V	222	Monthly	22,296.00	Y	22,296
108058064	50	Monthly	5,405.00	Y	5,405
7237002	73	Monthly	6,800.00	Y	6,800
7238526	12	Monthly	910.00	Y	910
8055330V	224	Monthly	19,355.00	Y	19,355
847912V	164	Monthly	15,633.00	Y	15,633
896902V	8	Monthly	737.00	Y	737
870286V	269	Monthly	17,093.00	Y	17,093
871876V	208	Monthly	13,248.00	Y	13,248
873549V	182	Monthly	11,147.00	Y	11,147
874898V	262	Monthly	20,555.00	Y	20,555
875273V	168	Monthly	10,679.00	Y	10,679
875274V	120	Monthly	7,644.00	Y	7,644
875672V	467	Monthly	41,248.00	Y	41,248
876876V	137	Monthly	9,871.00	Y	9,871
878148V	193	Monthly	762.00	N
881368V	501	Monthly	46,976.00	Y	46,976
882973V	206	Monthly	11,848.00	Y	11,848
890494V	124	Monthly	9,296.00	Y	9,296
D875969V	437	Monthly	11,981.00	N

Total			314,319		297,828

Reinsurance

Company	Fein#	Name of Company	Amount Inforce	Reserve Credit
011	36-0770740	Bankers Life & Casualty Co.	469,600.00	1,546.35
012	36-0770740	Bankers Life & Casualty Co.	325,000.00	1,821.01
013	13-2572994	General Re Life Corp.	10,777.23	221.30
014	06-0839705	Swiss Re Life & Health America Inc.	175,000.00	2,044.00
015	06-0839705	Swiss Re Life & Health America Inc.	5,547,390.00	38,339.00
016	35-0472300	Lincoln National Life Insurance Co.	493,436.00	2,664.00
017	75-1608507	Optimum Re Insurance Co.	250,000.00	3,901.00
018	AA-1121515	Victory Insurance Company Ltd.	—	—
019	22-1211670	Prudential Insurance Co. of America	—	—
020	06-0839705	Swiss Re Life & Health America Inc.	37,757,842.27	5,977,182.60
021	41-1760577	Wilton Reassurance Co.	41,199,006.43	573,316.04

		Total	86,228,052	6,601,035

5D

Company	Plan Code	Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency	Count	Type
New UBIC
011	011RABU11 XN	580,000			1,442	20	TRADITIONAL (NEW UBIC)
011	011RABU13 XN	50,000			121	2	TRADITIONAL (NEW UBIC)
011	011RAJU11 XN	12,254,500			49,646	1,660	TRADITIONAL (NEW UBIC)
011	011RAJU13 XN	1,940,000			5,831	277	TRADITIONAL (NEW UBIC)
011	011RAJU15 XN	2,662,000			4,055	354	TRADITIONAL (NEW UBIC)
011	011RAMU11 XN	1,010,500			22	167	TRADITIONAL (NEW UBIC)
011	011RAMX11 XN	337,000			8	54	TRADITIONAL (NEW UBIC)
011	011RAMX13 XN	599,000			20	105	TRADITIONAL (NEW UBIC)
011	011RAMX15 XN	1,295,691			76	234	TRADITIONAL (NEW UBIC)
011	011RAWU11 XN	51,017,080			274,265	8,095	TRADITIONAL (NEW UBIC)
011	011RAWV11 XN	4,422,500			12,137	503	TRADITIONAL (NEW UBIC)
011	011RAWW11 XN	407,000			2,713	49	TRADITIONAL (NEW UBIC)
011	011RAWX11 XN	4,902,800			22,980	842	TRADITIONAL (NEW UBIC)
011	011RAWX13 XN	9,628,500			37,870	1,609	TRADITIONAL (NEW UBIC)
011	011RAWX15 XN	13,940,359			31,408	2,368	TRADITIONAL (NEW UBIC)
011	011RAWY11 XN	1,206,000			2,152	148	TRADITIONAL (NEW UBIC)
011	011RAWY13 XN	1,948,000			2,792	238	TRADITIONAL (NEW UBIC)
011	011RAWY15 XN	3,213,000			2,431	379	TRADITIONAL (NEW UBIC)

New UBIC		111,413,930			449,970	17,104

GRL Assumed
026	026RABU11 XN	720,000			2,069	40	TRADITIONAL (GRL ASSUMED)
026	026RAJU11 XN	5,059,038			21,754	1,173	TRADITIONAL (GRL ASSUMED)
026	026RAMU11 XN	264,750			7	79	TRADITIONAL (GRL ASSUMED)
026	026RAWU11 XN	23,209,750			135,404	6,272	TRADITIONAL (GRL ASSUMED)
026	026RAWV11 XN	1,632,250			5,263	360	TRADITIONAL (GRL ASSUMED)

GRL Assumed		30,885,788			164,496	7,924

UG Direct
031	031RAJU11 XN	624,000			2,489	71	TRADITIONAL (UB_UG DIRECT)
031	031RAJU13 XN	80,000			243	9	TRADITIONAL (UB_UG DIRECT)
031	031RAJU15 XN	130,000			197	13	TRADITIONAL (UB_UG DIRECT)
031	031RAMU11 XN	56,000			1	8	TRADITIONAL (UB_UG DIRECT)
031	031RAMX11 XN	50,000			1	6	TRADITIONAL (UB_UG DIRECT)
031	031RAMX13 XN	115,000			3	16	TRADITIONAL (UB_UG DIRECT)
031	031RAMX15 XN	109,000			5	14	TRADITIONAL (UB_UG DIRECT)
031	031RAWU11 XN	2,762,000			13,875	362	TRADITIONAL (UB_UG DIRECT)
031	031RAWV11 XN	218,000			801	24	TRADITIONAL (UB_UG DIRECT)
031	031RAWW11 XN	5,000			57	1	TRADITIONAL (UB_UG DIRECT)
031	031RAWX11 XN	617,000			2,555	78	TRADITIONAL (UB_UG DIRECT)
031	031RAWX13 XN	807,000			3,435	126	TRADITIONAL (UB_UG DIRECT)
031	031RAWX15 XN	579,500			1,393	84	TRADITIONAL (UB_UG DIRECT)
031	031RAWY11 XN	133,000			198	15	TRADITIONAL (UB_UG DIRECT)
031	031RAWY13 XN	136,000			152	15	TRADITIONAL (UB_UG DIRECT)
031	031RAWY15 XN	129,000			168	11	TRADITIONAL (UB_UG DIRECT)

UG Direct		6,550,500			25,575	853

Old UBIC		—			14,610	—

5D		148,850,218			654,651	25,881

5E

Company	Plan Code	Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency	Count	Type

New UBIC
011	011RWWU11 XN	19,850	33,520	—	33,520	37	TRADITIONAL (NEW UBIC)
011	011RWWV11 XN	6,703	20	—	20	9	TRADITIONAL (NEW UBIC)
011	011RWWX11 XN	1,443	1,325	—	1,325	3	TRADITIONAL (NEW UBIC)
011	011RWWX13 XN	1,158	1,603	—	1,603	2	TRADITIONAL (NEW UBIC)
011	011RWWX15 XN	2,180	1,320	—	1,320	4	TRADITIONAL (NEW UBIC)
011	011RWWY11 XN	1,875	19	—	19	2	TRADITIONAL (NEW UBIC)
011	011RWWY15 XN	845	5	—	5	1	TRADITIONAL (NEW UBIC)
		34,055	37,812	—	37,812	58
GRL Assumed (Waiver)
026	026RVX110 XN	2,207,500	—	—	—	336	TRADITIONAL (GRL ASSUMED)
026	026RWWU11 XN	56,141	109,083	—	109,083	220	TRADITIONAL (GRL ASSUMED)
026	026RWWV11 XN	1,485	7	—	7	5	TRADITIONAL (GRL ASSUMED)
		2,265,126	109,091	—	109,091	561
UG Direct
031	031RWWU11 XN	1,093	2,313	—	2,313	2	TRADITIONAL (UB_UG DIRECT)
031	031RWWV11 XN	298	0	—	0	1	TRADITIONAL (UB_UG DIRECT)
		1,391	2,313	—	2,313	3

	Old UBIC		26,314

	Total	2,300,572	175,530	—	149,216	622

5F

	Plan Code	Reserve Amount

Old UBIC		251,437

5F		251,437

5G

Plan Code	Reserve Amount

SubStand-10PayWL	3,444
SubStand-DirectWL	1,420
SubStand-WL	79,205
84,069

SubStand-10PayWL	3,764
SubStand-JointWL	18,836
SubStand-ModWL	1,820
SubStand-WL	49,890
37,155

UG Direct	3,705

UBIC Old	627,163

5G	752,092

UBIC TOTALS

Exhibit	Amount Inforce	Statutory Reserve
5A	333,930,603	53,590,149
5B	3,643,630	3,592,917
5C	314,319	297,828
5D	148,850,218	654,651
5E	2,300,572	175,530
5F	—	251,437
5G	—	752,092

Ajustments	—	—
Total	333,930,603	59,314,604
Actual	333,931,000	59,314,605

Total CEDED	86,228,052	6,601,035
Ajustments	—	—
Total	86,228,052	6,601,035
Actual	86,228,000	6,601,035

Total NET	247,702,551	52,713,569
Actual	247,703,000	52,713,570

Wilton Coverage Adjustment	13,733,002	63,702

Total After Wilton removed	233,969,998	52,649,868

Exhibit B

STATUTORY RESERVES AND LIABILITIES BY POLICY

The Ceding Company sent the information on Exhibit B to the Reinsurer via a CD data file on Friday, April 10, 2009.  The Reinsurer received the information on Monday, April 13, 2009.

B-1

Exhibit C

TRANSFERRED ASSETS

The Transferred Assets shall be within one of the following two (2) categories:

1. Cash

2. United States Dollar-Denominated Securities issued or guaranteed by the United States Treasury.

Valuation of Assets

(a) By 5:00 p.m. on the fifth (5th) Business Day prior to the Closing Date, the parties by mutual agreement shall designate certain Transferred Assets as “IDC Assets”, provided that IDC quotes prices for such Transferred Assets.  All Transferred Assets not designated as IDC Assets shall be designated “Brokers Assets.”  If the parties cannot agree on the designation of any particular Transferred Asset as an “IDC Asset”, such Transferred Asset shall be conclusively deemed to be a Brokers Asset.  The fair market value of each Transferred Asset that is an IDC Asset and each Transferred Asset that is a Brokers Asset shall be determined as follows:

(i) No later than 9:00 a.m. on the Business Day immediately prior to the Closing Date, Reinsurer shall submit to IDC the CUSIP number (or other unique identifier if CUSIP is not available) and face amount of each IDC Asset and request that IDC provide in writing as promptly as practicable to the Ceding Company and the Reinsurer each such Transferred Asset’s price (for the given face amount) as of approximately 3:00 p.m. on such Business Day.  The price quoted by IDC shall be referred to as the “IDC Price”.

(ii) No later than 5:00 p.m. on the fourth (4th) Business Day prior to the Closing Date, the Reinsurer shall submit simultaneously to each of the three (3) Brokers the CUSIP number (or other unique identifier if CUSIP is not available) and face amount of each Brokers Asset and request that each Broker provide in writing as promptly as practicable to the Ceding Company and the Reinsurer each such Transferred Asset’s price (for the given face amount), with such price setting forth the bid value and ask value of each such Transferred Asset as of approximately 3:00 p.m. on the Business Day immediately prior to the Closing Date. The price quoted by each Broker for each Brokers Asset shall be the average of such bid and ask price and shall be designated as the “Broker’s Quote” for each such Brokers Asset.

(iii) The Reinsurer and the Ceding Company together shall review the IDC Prices and Brokers’ Quotes for any errors and omissions or other disagreements (together, “Disagreements”).  If the Reinsurer or the Ceding Company reasonably determines that there exists any Disagreement, the Reinsurer and the Ceding Company shall immediately notify IDC or the applicable Broker, as the case may be, and use their commercially reasonable efforts to determine and resolve with the applicable party any such Disagreement prior to the Closing, or as promptly as practicable after the Closing, in accordance with the principles set forth in this Exhibit C.

C-1

(b) The fair market value of each IDC Asset shall be the IDC Price. The fair market value of each Brokers Asset is the Broker’s Quote remaining for such asset after discarding the highest and lowest Broker’s Quote for such asset.  Such fair market values for the IDC and Brokers Assets shall be referred to as the “Fair Market Value” of such asset.

(c) For purposes of this Exhibit C:

(i) “Brokers” means the following brokers: Citigroup, Merrill Lynch & Co. and JPMorgan Chase & Co.; provided, that, if any such broker does not provide a Brokers Quote or hereafter becomes an Affiliate of the Reinsurer or the Ceding Company, the parties shall mutually decide in good faith whether to proceed without such Brokers Quote or to identify a mutually acceptable replacement broker.

(ii) “IDC” means the pricing and quotation service offered by Financial Time Interactive Data Corp.

C-2